                                                                   EXHIBIT 10(b)




         CMS ENERGY CORPORATION POLICY ON CHANGE IN CONTROL AGREEMENTS
                            AND EMPLOYMENT CONTRACTS

As of November 2003, pursuant to past practice, CMS Energy Corporation has in place various forms of change in control agreements and/or employment contracts with 29 current officers of CMS Energy Corporation ("CMS") and its subsidiaries. In the case of recent hires or promotions, these are unwritten commitments resulting from past practice. This entire situation has been subject to review and recommendations by the Organization and Compensation Committee of the Board of Directors (Committee). Effective January 29, 2004, the policy with respect to these matters will be as follows:

A.       Tier I - - Existing Senior Officers

The 15 existing senior officers shall be offered for execution the form of the Executive Severance Agreement for Senior Officers (the "Tier I Agreement") that was recommended by the Committee and approved by the Board on January 29, 2004. The Tier I Agreement provides for change-in-control severance benefits when there is a change in control of CMS and general severance benefits outside of such a change in control. To encourage senior officers with existing agreements that are in writing to exchange their existing agreements for the Tier I Agreement, the initial term of the Tier I Agreement is set at three years and an alternative paragraph would be added to provide the officer with the right to extend the term.

B.       Tier II - - Existing Junior Officers

The 14 existing junior officers shall be offered for execution the form of Officer Severance Agreement (the "Tier II Agreement") that was recommended by the Committee and approved by the Board on January 29, 2004. The Tier II Agreement provides for change-in-control severance benefits when there is a change in control of CMS and general severance benefits outside of such a change in control, but at reduced levels as compared to senior officers. Like the Tier I Agreement, the Tier II Agreement is terminable after three years. As is the case with senior officers, the same alternative paragraph on the term is available for the Tier II Agreement for junior officers with existing agreements that are in writing.

C.       Tier III - - New Officers

In the future, a more limited number of new officers, namely those occupying the positions of chief executive officer, chief operating officer, chief financial officer and president of CMS Energy Corporation and president of Consumers Energy Company or alternatively, the president of the electric SBU and the president of the gas SBU of Consumers Energy Company, (whether hired from outside or promoted from within) shall be eligible for, and be offered for execution, the form of Change-in-Control Agreement (the "Tier III Agreement") that was recommended by the Committee and approved by the Board on January 29, 2004 and which provides change-in-control severance benefits when there is a change in control of CMS. The Tier III Agreement is for a two-year term with renewal options. New officers (whether hired from outside or promoted from within) in positions other than those identified above in this policy shall not be offered the Tier III Agreement unless the Committee has first approved the necessity or advisability of such an offer. In addition, the CIC excludes the provision of any general severance benefits for situations not involving a change in control. Those benefits, if they are provided at all and if they are to be different to those generally available to the employee population as a whole, would only be provided in a separate contract with the new officer that had been approved by the Committee prior to its execution.

D.       Exclusive Policy

The Board authorizes no other policy with respect to the provision of change-in-control severance benefits and provision of general severance benefits to officers of CMS Energy Corporation and its subsidiaries.



        EXECUTIVE OFFICER             FORM OF SEVERANCE AGREEMENT
        Ken Whipple                   Tier III

        Glenn P. Barba                Tier II

        John F. Drake                 Tier I

        Thomas W. Elward              Tier I

        Carl L. English               Tier I
        (through 7/31/04)

        David W. Joos                 Tier I

        David G. Mengebier            Tier I

        John G. Russell               Tier I

        S. Kinnie Smith, Jr.          Tier I

        Thomas J. Webb                Tier I


                          EXECUTIVE SEVERANCE AGREEMENT
                               FOR SENIOR OFFICERS











                                                                          TIER I



CONTENTS


---------------------------------------------------------------------------
Article 1.        Establishment, Term, and Purpose                       1

Article 2.        Definitions                                            2

Article 3.        Severance Benefits                                     7

Article 4.        Other Terminations                                    12

Article 5.        Noncompetition and Confidentiality                    13

Article 6.        Excise Tax Equalization Payment                       15

Article 7.        Dispute Resolution and Notice                         16

Article 8.        Successors and Assignment                             16

Article 9.        Miscellaneous                                         17

                          EXECUTIVE SEVERANCE AGREEMENT

      THIS EXECUTIVE SEVERANCE AGREEMENT ("Agreement") is made, entered into, and is effective as of ______ , 2004 (hereinafter referred to as the "Effective Date"), by and between,________________ , a Michigan corporation, (hereinafter referred to as the "Employer") and ___________________________ (hereinafter referred to as the "Executive").

      WHEREAS, the Board of Directors of CMS Energy Corporation has approved entering into severance agreements with certain key executives as being necessary and advisable for the success of CMS Energy Corporation;

      WHEREAS, the Executive is currently employed at __________________, by the Employer in a key management position as _______________________________;

      WHEREAS, the Board of Directors of CMS Energy Corporation wants to provide the Executive with a measure of financial security in the event of certain terminations of employment; and

      WHEREAS, both the Employer and the Executive are desirous that any proposal involving Change in Control as defined in this Agreement will be considered by the Executive objectively and with reference only to the business interests of CMS Energy Corporation and its shareholders.

      NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements of the parties set forth in this Agreement and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intended to be legally bound, agree as follows:


ARTICLE 1.        ESTABLISHMENT, TERM, AND PURPOSE

      This Agreement will commence on the Effective Date and shall continue in effect for three (3) full years through March _____, 2007. However, at the end of such three (3) year period and, if extended, at the end of each additional year thereafter, the term of this Agreement shall be extended automatically for one (1) additional year, unless the Executive delivers written notice six (6) months prior to the end of such term, or extended term, to the Committee, stating that the Agreement will not be extended by Executive. In such case, the Agreement will terminate at the end of the term, or extended term, then in progress. However, in the event of a Change in Control (as defined in Section
2.7 herein) of CMS Energy Corporation, the term of this Agreement shall automatically be extended for two (2) years from the date of the Change in Control if the current term of the Agreement has less than two (2) full years remaining until its expiration. If the term of this Agreement is not extended, the Employer is not obligated to pay any severance benefits under Section 3.2 for a Change in Control that happens after the expiration of the term and is not obligated to pay any severance benefits under Section 3.3 with respect to any other termination that happens after the expiration of the term.


ARTICLE 2.        DEFINITIONS

      Whenever used in this Agreement, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized.

      2.1 "AFFILIATE" shall have the meaning set forth in Rule 12B-2 promulgated under Section 12 of the Exchange Act.

      2.2 "BASE SALARY" means the greater of the Executive's full annual rate of salary, whether or not any portion thereof is paid on a deferred basis, at: (i) the Effective Date of Termination, or (ii) at the date of the Change in Control. It does not include any incentive compensation in any form, bonuses of any type or any other form of monetary or nonmonetary compensation other than salary.

      2.3 "BENEFICIAL OWNER" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

      2.4 "BENEFICIARY" means the persons or entities designated or deemed designated by the Executive pursuant to Section 9.5 herein.

      2.5     "BOARD" means the Board of Directors of CMS Energy Corporation.

      2.6 "CAUSE" shall be determined solely by the Committee in the exercise of good faith and reasonable judgment, and shall mean the occurrence of any one or more of the following:

              (a) The willful and continued failure by the Executive to substantially perform his or her duties of employment (other than any such failure resulting from the Executive's Disability), after a written demand for substantial performance is delivered to the Executive that specifically identifies the manner in which the Committee believes that the Executive has not substantially performed his or her duties, and the Executive has failed to remedy the situation within a reasonable period of time specified by the Committee which shall not be less than 30 days; or

              (b) The Executive's arrest for committing an act of fraud, embezzlement, theft, or other act constituting a felony involving moral turpitude; or

              (c) The willful engaging by the Executive in misconduct materially and demonstrably injurious to CMS Energy Corporation or its Affiliates, monetarily or otherwise.

              However, for purposes of clauses (a) and (c), no act or failure to act on the Executive's part shall be considered "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that his or her action or omission was in the best interest of CMS Energy Corporation or its Affiliates.

      2.7 "CHANGE IN CONTROL" means a change in control of CMS Energy Corporation, and shall be deemed to have occurred upon the first to occur of any of the following events:

              (a) Any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of CMS Energy Corporation (not including in the securities beneficially owned by such Person any securities acquired directly from CMS Energy Corporation or its Affiliates) representing twenty-five percent (25%) or more of the combined voting power of CMS Energy Corporation's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (c) below; or

              (b) The following individuals cease for any reason to constitute a majority of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of CMS Energy Corporation) whose appointment or election by the Board or nomination for election by CMS Energy Corporation's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

              (c) The consummation of a merger or consolidation of CMS Energy Corporation or any direct or indirect subsidiary of CMS Energy Corporation with any other corporation or other entity, other than: (i) any such merger or consolidation which involves either CMS Energy Corporation or any such subsidiary and would result in the voting securities of CMS Energy Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of CMS Energy Corporation or its Affiliates, at least sixty percent (60%) of the combined voting power of the voting securities of CMS Energy Corporation or the surviving entity or any parent thereof outstanding immediately after such merger or consolidation and immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of CMS Energy Corporation, the entity surviving such merger or consolidation or, if CMS Energy Corporation or the entity surviving such merger is then a subsidiary, the ultimate parent thereof; or (ii) a merger or consolidation effected to implement a recapitalization of CMS Energy Corporation (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of CMS Energy Corporation (not including in the securities beneficially owned by such Person any securities acquired directly from CMS Energy Corporation or its Affiliates) representing twenty-five percent (25%) or more of the combined voting power of CMS Energy Corporation's then outstanding securities; or

              (d) Either (1) the stockholders of CMS Energy Corporation approve a plan of complete liquidation or dissolution of CMS Energy Corporation, or (2) there is consummated an agreement for the sale, transfer or disposition by CMS Energy Corporation of all or substantially all of CMS Energy Corporation's assets (or any transaction having a similar effect). For purposes of clause (d)(2), (i) the sale, transfer or disposition of a majority of the shares of common stock of Consumers Energy Company shall constitute a sale, transfer or disposition of substantially all of the assets of CMS Energy Corporation and (ii) the sale, transfer or disposition of subsidiaries or affiliates of CMS Energy Corporation, singly or in combinations, or their assets, only qualifies as a Change in Control if it satisfies the substantiality test contained in that clause and the Board of CMS Energy Corporation's determination in that regard is final. In addition, for purposes of clause (d)(2), the sale, transfer or disposition of assets has to be in a transaction or series of transactions closing within six months after the closing of the first transaction in the series, other than with an entity in which at least 60% of the combined voting power of the voting securities is owned by stockholders of CMS Energy Corporation in substantially the same proportions as their ownership of CMS Energy Corporation immediately prior to such transaction or transactions and immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold, transferred or disposed or, if such entity is a subsidiary, the ultimate parent thereof.

              Notwithstanding the foregoing clauses (a), (c) and (d), a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions closing within six months after the closing of the first transaction in the series immediately following which the record holders of the common stock of CMS Energy Corporation immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of CMS Energy Corporation immediately following such transaction or series of transactions.

        2.8 "CODE" means the United States Internal Revenue Code of 1986, as amended, and any successors thereto.

        2.9 "COMMITTEE" means the Organization and Compensation Committee of the Board of CMS Energy Corporation or any other committee appointed by the Board of CMS Energy Corporation to perform the functions of the Organization and Compensation Committee.

        2.10 "DISABILITY" means for all purposes of this Agreement, the incapacity of the Executive, due to injury, illness, disease, or bodily or mental infirmity, which causes the Executive not to engage in the performance of a substantial or material portion of the Executive's usual duties of employment associated with such Executive's position. Such Disability shall be determined based on competent medical advice.

        2.11 "EFFECTIVE DATE" means the date of this Agreement as specified in the opening sentence of this Agreement.

        2.12 "EFFECTIVE DATE OF TERMINATION" means the date on which a Qualifying Termination occurs, as provided under Section 2.17 hereunder, which triggers the payment of Severance Benefits hereunder.

        2.13 "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended.

        2.14 "GOOD REASON" exists only on the date of a Change in Control or during the twenty-four (24) months which follow a Change in Control and shall mean, without the Executive's express written consent, the occurrence of any one or more of the following:

               (a) The assignment to the Executive of duties materially inconsistent with the Executive's position (including status, offices, titles, and reporting requirements), authority, or responsibilities as in effect on the Effective Date, or any action by the Employer which results in a diminution of the Executive's position, authority, duties, or responsibilities as constituted as of the Effective Date (excluding an isolated, insubstantial, and inadvertent action which is remedied by the Employer promptly after receipt of notice thereof given by the Executive); or

               (b)   Reducing the Executive's Base Salary; or

               (c) Reducing the Executive's targeted annual incentive opportunity; or

               (d) Failing to maintain the Executive's participation in a long-term incentive plan in a manner that is consistent with the Executive's position, authority, or responsibilities; or

               (e) Failing to maintain the Executive's amount of benefits under, or relative level of participation in, employee benefit or retirement plans, policies, practices, or arrangements of a material nature available to employees of CMS Energy Corporation and its Affiliates and in which the Executive participates as of the Effective Date; or

               (f) A material breach of this Agreement by the Employer which is not remedied by the Employer within ten (10) business days of receipt of written notice of such breach delivered by the Executive to the Committee; or

               (g) Any successor company fails or refuses to assume the obligations owed to Executive under this Agreement in their entirety, as required by Section 8.1 hereunder; or

               (h) The Executive is required to be based at a location in excess of thirty-five (35) miles from the location of the Executive's principal job location or office immediately prior to a Change in Control except for required travel on the Employer's or CMS Energy Corporation's business to an extent substantially consistent with the

                     Executive's prior business travel obligations; or

               (i) The Executive ceases being an executive officer of a company (other than by reason of death, Disability or Cause) whose common stock is publicly owned if immediately prior to the Change in Control the Executive was an executive officer of a company whose common stock was publicly owned.

               For purposes of applying clauses (a) through (i) of this Agreement, the Executive's Retirement shall not constitute a waiver of the Executive's rights with respect to any circumstance constituting Good Reason, and the Executive's continued employment shall not constitute a waiver of the Executive's rights with respect to any circumstance constituting Good Reason or constitute Executive's consent to the circumstances constituting Good Reason unless Executive has provided express written consent to the circumstance that would otherwise constitute Good Reason under this Agreement. Finally, for purposes of implementing this Agreement, any claim by Executive that Good Reason exists shall be presumed to be correct unless the Committee determines by clear and convincing evidence that Good Reason does not exist, which evidence shall be presented by the person disputing the claim that Good Reason exists.

       2.15 "NOTICE OF TERMINATION" shall be provided for a Qualifying Termination and shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. The notice shall provide a specific date on which a Qualifying Termination has occurred and is effective for purposes of this Agreement.

       2.16 "PERSON" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as provided in Section 13(d).

       2.17    "QUALIFYING TERMINATION" MEANS:

                (a) An involuntary termination of the Executive's employment by the Employer on the date of a Change in Control or during the twenty-four (24) months which follow a Change in Control for reasons other than death, Disability, Retirement, or Cause pursuant to a Notice of Termination delivered to the Executive by the Employer; or

                (b) A voluntary termination by the Executive for Good Reason on the date of a Change in Control or during the twenty-four (24) months which follow a Change in Control pursuant to a Notice of Termination delivered to the Employer by the Executive.

                (c)   A termination (not involving death, Disability,
                      Retirement or Cause), which takes place before the date of a Change in Control or after the first twenty-four (24) months immediately following a Change in Control, pursuant to a Notice of Termination delivered to Executive or pursuant to a request that Executive submit a resignation as an officer. A termination for failure of the Executive to comply in material respects with CMS Energy's Code of Conduct and Statement of Ethics Handbook (June 2003 edition) or other corporate policies, as the handbook and those documents may be amended from time to time, does not satisfy the definition of a Qualifying Termination under this clause (c).

        2.18 "RELEASE DATE" occurs after the delivery of the Notice of Termination required by Section 2.15 and means the date on which the release contained in Exhibit A to this Agreement is first provided to Executive for signature.

        2.19 "RETIREMENT" shall have the meanings ascribed under the terms of the pension plan applicable to Executive and entitled "Pension Plan for Employees of Consumers Energy Company," dated September 1, 2000, as amended, other than under Section 7 thereof, or under the successor or replacement of such pension plan if it is then no longer in effect.

        2.20 "SERP" shall mean the retirement plan applicable to Executive and entitled "Supplemental Executive Retirement Plan for Employees of CMS Energy/Consumers Energy Company," dated May 1, 1998, as amended, or under the successor or replacement of such retirement plan if it is then no longer in effect.

        2.21 "SEVERANCE BENEFITS" means the payment of Change-in-Control Severance Benefits or General Severance Benefits as provided in
               Article 3 herein.


ARTICLE 3.        SEVERANCE BENEFITS

      3.1   RIGHT TO SEVERANCE BENEFITS.

                (a) CHANGE-IN-CONTROL SEVERANCE BENEFITS. The Executive shall be entitled to receive from the Employer Change-in-Control Severance Benefits, as described in
                      Section 3.2 herein, if a Qualifying Termination of the Executive's employment satisfying the definitions contained in Section 2.17(a) or (b) has occurred on the date of a Change in Control of CMS Energy Corporation or within twenty-four (24) months immediately following a Change in Control of CMS Energy Corporation. Further, Executive's Retirement under the pension plan and SERP shall not constitute a waiver of the Executive's rights with respect to receipt of Change-in-Control Severance Benefits. Nor shall benefits received for Retirement under the pension plan and SERP (or any replacement or successor plans thereto) be used as an offset to the level of Change-in-Control Severance Benefits owed to Executive.

                (b) GENERAL SEVERANCE BENEFITS. The Executive shall be entitled to receive from the Employer General Severance Benefits, as described in Section 3.3 herein, if the Executive's employment is terminated for reasons satisfying the definition contained in Section 2.17(c) and such termination has occurred either before a Change of Control of CMS Energy Corporation or during the period that begins after the expiration of twenty-four (24) months immediately following a Change in Control of CMS Energy Corporation. Further, Executive's Retirement under the pension plan and SERP shall not constitute a waiver of the Executive's rights with respect to receipt of General Severance Benefits. Nor shall benefits received for Retirement under the pension plan and SERP (or any replacement or successor plans thereto) be used as an offset to the level of General Severance Benefits owed to Executive.

                (c) NO SEVERANCE BENEFITS. Other than in a situation involving a Retirement, the Executive shall not be entitled to receive Severance Benefits if the Executive's employment with the Employer ends for reasons other than a Qualifying Termination.

                (d) GENERAL RELEASE. As a condition precedent to receiving Severance Benefits under Section 3.3 herein, the Executive shall be obligated to execute and deliver to the Employer on a timely basis duplicate originals of a general release of claims in the form included as Exhibit A hereto.

                (e) WAIVER AND RELEASE. The Executive's act of accepting payment of Severance Benefits payable under Section 3.2 of this Agreement shall constitute and is deemed an express waiver, release and discharge by Executive of any and all claims for damages or other remedies, regardless of when they arose or when they are discovered, against CMS Energy Corporation and its Affiliates arising out of or in any way connected with Executive's employment relationship with them or the termination of such employment relationship except for claims and rights of Executive preserved under Section 3.2 of this Agreement and applicable rights to indemnification.

                (f) NO DUPLICATION OF SEVERANCE BENEFITS. If the Executive becomes entitled to Change-in-Control Severance Benefits, the benefits provided for under Section 3.2 hereunder shall be in lieu of all other benefits provided to the Executive under the provisions of this Agreement including, but not limited to, the benefits under Section
                      3.3. Likewise, if the Executive becomes entitled to General Severance Benefits, the benefits provided under
                      Section 3.3 hereunder shall be in lieu of all other benefits provided to the Executive under the provisions of this Agreement including, but not limited to, the benefits under Section 3.2. If the Executive receives either Change-in-Control Severance Benefits under Section 3.2 or General Severance Benefits under Section 3.3, any other severance benefits received by employees not covered by this Agreement to which the Executive is entitled will be subtracted from the Severance Benefits paid pursuant to this Agreement.

       3.2 DESCRIPTION OF CHANGE-IN-CONTROL SEVERANCE BENEFITS. In the event the Executive becomes entitled to receive Change-in-Control Severance Benefits, as provided in Section 3.1(a) herein, the Employer shall provide the Executive with the following:

               (a) A lump-sum amount paid within fifteen (15) calendar days following delivery to the Employer or delivery to the Executive, as applicable, of a Notice of Termination, equal to the sum of the Executive's unpaid Base Salary, accrued vacation pay, unreimbursed business expenses, and unreimbursed allowances owed to the Executive through and including the Effective Date of Termination.

               (b) A lump-sum amount, paid within fifteen (15) calendar days following delivery to the Employer or delivery to the Executive, as applicable, of a Notice of Termination, equal to two (2) times the sum of the following: (A) the Executive's Base Salary and (B) the greater of the
                     Executive's: (i) annual target bonus opportunity in the year in which the Qualifying Termination occurs or (ii) the actual annual bonus payment paid or due to be paid the Executive in respect of the year prior to the year in which the Qualifying Termination occurs.

               (c) A lump-sum amount, paid within fifteen (15) calendar days following delivery to the Employer or delivery to the Executive, as applicable, of a Notice of Termination, equal to the Executive's then current target bonus opportunity established under the bonus plan in which the Executive is then participating, for the plan year in which the Qualifying Termination occurs, adjusted on a pro rata basis for the number of days that have elapsed to the Effective Date of Termination during the bonus plan year in which the Qualifying Termination occurs.

               (d) A lump-sum amount, paid within fifteen (15) calendar days following delivery to the Employer or delivery to the Executive, as applicable, of a Notice of Termination, equal to one (1) times the sum of the following: (A) the Executive's Base Salary and (B) the greater of the
                     Executive's: (i) annual target bonus opportunity in the year in which the Qualifying Termination occurs or (ii) the actual annual bonus payment paid or due to be paid the Executive in respect of the year prior to the year in which the Qualifying Termination occurs. Such amount shall be consideration for the Executive entering into the noncompete agreement as described in Section 5(a).

               (e) Equivalent payment to Executive in a lump sum amount within forty-five (45) calendar days following delivery of the Notice of Termination for continued medical coverage for a period of thirty-six (36) months. Such equivalent payment shall be computed based on the same coverage level as in effect for Executive under the general health care plan available to all employees on the Effective Date of Termination by providing a lump sum payment of the Employer's portion of the monthly COBRA premium in effect on the Effective Date of Termination times thirty-six
                     (36). Nothing herein amends or provides Executive any rights to health care coverage other than as provided in the applicable group health care plan. If the Executive has waived coverage under the applicable group health care plan, no equivalent payment shall be made under this Agreement.

               (f)   Immediate extension (as allowable by Section 6.10 of
                     Article VI of the plan entitled "CMS Energy Corporation Performance Incentive Stock Plan," dated December 3, 1999, as amended) by one year after the Effective Date of Termination of the period for Executive to exercise any outstanding stock options or stock appreciation rights granted by the Committee to Executive pursuant to said
                     Article VI. Otherwise, the terms of said plan shall govern and be applied.

               (g) Immediate vesting and distribution to Executive (as allowable by the second sentence of Section 7.2(h) of
                     Article VII of the plan entitled "CMS Energy Corporation Performance Incentive Stock Plan," dated December 3, 1999, as amended) within forty-five (45) days after delivery of the Notice of Termination of all outstanding shares of restricted stock previously awarded to Executive pursuant to said Article VII. For any award of restricted stock to which there are future performance goals attached, the number of shares distributed to Executive shall assume that the goals have been achieved in full and the award fully earned based on target performance without deductions or additions to the number of shares then held by Executive. For any award of restricted stock that is tenure based, the number of shares distributed to Executive shall assume that all requirements with respect to tenure are satisfied by Executive. Otherwise, the terms of said plan shall govern and be applied.

               (h) For an Executive included in SERP, the Executive's retirement benefits under the SERP will become fully vested as of the Effective Date of Termination and shall not be subject to further vesting requirements or to any forfeiture provisions. In addition, said Executive shall be provided the following: (i) an additional thirty-six (36) months of Preference Service (as defined in SERP) for purposes of the SERP in accordance with Section III(1) of SERP, subject, however, to the total of Preference Service plus Accredited Service being limited to a maximum of thirty-five (35) years under SERP, and (ii) only the amounts paid to Executive pursuant to clauses (a), (b), (c) and (d) of this Section 3.2 shall be considered a "severance payment under an employment agreement" for purposes of computing Final Executive Pay under SERP. Since the Executive is over the age of 55, the provisions of the last complete paragraph of Section V(3) of SERP shall not be operative. The enhanced SERP benefits under this Section 3.2(h) shall be in lieu of any Change-in-Control enhancements provided for in the SERP.

               (i) For purposes of (1) Retirement, (2) SERP and (3) benefits not expressly discussed in clauses (a) through (h) of this
                     Section 3.2, but which are available to the general employee population or available only to officers and implemented with contracts with third parties, the benefit plan descriptions covering all employees and the retirement plan and SERP plan descriptions and contracts with third parties covering officers in place at the time of the Effective Date of Termination control Executive's treatment under those plans and contracts. For any other benefits only available to officers, if those benefits are not expressly discussed in clauses (a) through (h) of this
                     Section 3.2, those benefits are terminated for Executive as of the Effective Date of Termination.

      3.3 DESCRIPTION OF GENERAL SEVERANCE BENEFITS. In the event the Executive becomes entitled to receive General Severance Benefits as provided in Section 3.1(b) herein, the Employer shall provide the Executive with the following:

               (a) A lump-sum amount paid within fifteen (15) calendar days following delivery to the Executive of a Notice of Termination with respect to a Qualifying Termination as described in Section 2.17 (c) of this Agreement, equal to the sum of the Executive's unpaid Base Salary, accrued vacation pay, unreimbursed business expenses, and unreimbursed allowances owed to the Executive through and including the Effective Date of Termination.

               (b) An amount, paid following the Release Date on an installment basis over a period of twelve (12) months on a twice a month schedule in accordance with the normal payroll procedures of the Employer, equal to two (2) times the sum of: (A) the Executive's Base Salary and (B) the greater of the Executive's: (i) annual target bonus opportunity in the year in which the Qualifying Termination occurs or (ii) the actual annual bonus payment paid or due to be paid the Executive in respect of the year prior to the year in which the Qualifying Termination occurs. The first of the twenty-four (24) installment payments called for by this section shall be made within forty-five (45) days following the Release Date.

               (c) A lump-sum amount, paid within forty-five (45) calendar days following the Release Date, equal to the Executive's then current target bonus opportunity established under the bonus plan in which the Executive is then participating, for the plan year in which the Qualifying Termination occurs, adjusted on a pro rata basis for the number of days that have elapsed to the Effective Date of Termination during the bonus plan year in which the Qualifying Termination occurs.

               (d) Equivalent payment to Executive in a lump-sum amount within forty-five (45) days following the Release Date for continued medical coverage for a period of twenty-four (24) months. Such equivalent payment shall be computed based on the same coverage level as in effect for Executive under the general health care plan available to all employees on the Effective Date of Termination by providing a lump-sum payment of the Employer's portion of the monthly COBRA premium in effect on the Effective Date of Termination times twenty-four (24). Nothing herein amends or provides Executive any rights to health care coverage other than as provided in the applicable group health care plan. If the Executive has waived coverage under the applicable group health care plan, no equivalent payment shall be made under this Agreement.

               (e) Outstanding stock options and stock appreciation rights previously granted by the Committee to Executive pursuant to Article VI of the plan entitled "CMS Energy Corporation Performance Incentive Stock Plan," dated December 3, 1999, as amended, shall be treated as a "termination of employment" in accordance with Section 6.10 of Article VI, provided however that Employee will not be eligible to seek or receive from the Committee any extensions of the period for their exercise. For outstanding shares of restricted stock held by Executive, they shall be forfeited to CMS Energy Corporation in accordance with the provisions of the first sentence of Section 7.2(h) of Article VII of said plan.) For purposes of (1) Retirement, (2) SERP and
                     (3) benefits not expressly discussed in clauses (a) through
                     (d) of this Section 3.3, but which are available to the general employee population or available only to officers and implemented with contracts with third parties, the benefit plan descriptions covering all employees and the retirement plan and SERP plan descriptions and contracts with third parties covering officers in place at the time of the Effective Date of Termination control Executive's treatment under those plans and contracts. For any other benefits only available to officers, if those benefits are not expressly discussed in clauses (a) through (d) of this
                     Section 3.3, those benefits are terminated for Executive as of the Effective Date of Termination.


ARTICLE 4.        OTHER TERMINATIONS

      4.1 TERMINATION FOR DISABILITY. If the Executive's employment is terminated with the Employer due to Disability, the Executive's benefits shall be determined in accordance with the Employer's retirement, insurance, and other applicable plans and programs then in effect.

      4.2 TERMINATION FOR RETIREMENT OR DEATH. If the Executive's employment with the Employer is terminated by reason of his Retirement or death, the Executive's benefits shall be determined in accordance with the Employer's retirement and SERP plans, survivor's benefits, insurance, and other applicable programs then in effect.

      4.3 TERMINATION FOR CAUSE OR BY EMPLOYER OR THE EXECUTIVE FOR OTHER THAN GOOD REASON. If the Executive's employment is terminated either: (a) by the Employer for Cause as defined in Section 2.6 of this Agreement; or (b) voluntarily by the Executive for reasons other than those specified in Section 2.14 herein, or (c) by the Employer for the reasons stated in the last sentence of
               Section 2.17(c) of this Agreement, the Employer shall pay the Executive the sum of any unpaid Base Salary, accrued vacation, unreimbursed business expenses and unreimbursed allowances owed to the Executive through the effective date of termination. The terms of the benefit plan descriptions, compensation plan descriptions and contracts with third parties covering officers shall control the disposition to Executive and timing of all other amounts to which the Executive may be entitled, and neither the Employer nor CMS Energy Corporation nor any of its Affiliates shall have any further obligations to the Executive thereunder as a result of the existence of this Agreement. No other severance benefits of any type shall be made available to Executive. Notwithstanding the above, if the Executive's employment terminates pursuant to this Section 4.3, the Executive shall be bound by the provisions contained in Article 5(a), 5(b), 5(c), 5(d), and 5(e) hereof.

      4.4 NOTICE OF TERMINATION. Any termination of the Executive's employment in accordance with Section 4.3 of this Agreement shall be communicated by Notice of Termination delivered to the other party, which shall include a specific date on which the termination has occurred and is effective.


ARTICLE 5.        NONCOMPETITION AND CONFIDENTIALITY

      In the event the Executive becomes entitled to receive Change-in-Control Severance Benefits as provided in Section 3.2 herein or General Severance Benefits as provided in Section 3.3 herein, the following shall apply:


               (a) NONCOMPETITION. During the term of employment and for a period of twelve (12) months after the Effective Date of Termination, the Executive shall not: (i) directly or indirectly act in concert or conspire with any person employed by CMS Energy Corporation or any of its Affiliates in order to engage in or prepare to engage in or to have a financial or other interest in any business which is a Direct Competitor (as defined below); or (ii) serve as an employee, agent, partner, shareholder, director or consultant for, or in any other capacity participate, engage, or have a financial or other interest in any business which is a Direct Competitor (provided, however, that notwithstanding anything to the contrary contained in this Agreement, the Executive may own up to two percent (2%) of the outstanding shares of the capital stock of a company whose securities are registered under
                      Section 12 of the Exchange Act.

                      For purposes of this Agreement, the term "Direct Competitor" shall mean any person or entity engaged in the business of selling electric power or natural gas at retail within the State of Michigan.

                      The Committee also reserves the right to designate, prior to the termination date specified in a Notice of Termination, any Person that it believes, in good faith, is a significant competitive threat to CMS Energy Corporation or its Affiliates.

               (b) CONFIDENTIALITY. The Employer has advised the Executive and the Executive acknowledges that it is the policy of CMS Energy Corporation and its Affiliates to maintain as secret and confidential all Protected Information (as defined below), and that Protected Information has been and will be developed at substantial cost and effort to CMS Energy Corporation and its Affiliates. The Executive shall not at any time, directly or indirectly, divulge, furnish, or make accessible to any person, firm, corporation, association, or other entity (other than as may be required in the regular course of the Executive's employment), nor use in any manner, either during the term of employment or after termination, for any reason, any Protected Information, or cause any such information of CMS Energy Corporation and its Affiliates to enter the public domain. For purposes of this Agreement, "Protected Information" means trade secrets, confidential and proprietary business information of CMS Energy Corporation and its Affiliates and any other information of CMS Energy Corporation and its Affiliates, including, but not limited to, customer lists (including potential customers), sources of supply, processes, plans, materials, pricing information, internal memoranda, marketing plans, internal policies, and products and services which may be developed from time to time by CMS Energy Corporation and its Affiliates and their agents or employees, including the Executive; provided, however, that information that is in the public domain (other than as a result of a breach of this Agreement), approved for release by CMS Energy Corporation or its Affiliates or lawfully obtained from third parties who are not bound by a confidentiality agreement with CMS Energy Corporation or its Affiliates, is not Protected Information. Notwithstanding the foregoing, nothing in this subsection is to be construed as prohibiting Executive from freely providing information to a state or federal agency, legislative body or one of its committees or a court with jurisdiction when Executive is requested or required to do so by such entity.

               (c) NONSOLICITATION. During the term of employment and for a period of twelve (12) months after the Effective Date of Termination, the Executive shall not: (i) employ or retain or solicit for employment or arrange to have any other person, firm, or other entity employ or retain or solicit for employment or otherwise participate in the employment or retention of any person who is an employee or consultant of CMS Energy Corporation or its Affiliates; or
                      (ii) solicit suppliers or customers of CMS Energy Corporation or its Affiliates or induce any such person to terminate their relationship with them.

               (d) COOPERATION. Executive agrees to fully and unconditionally cooperate with CMS Energy Corporation and its Affiliates and their attorneys in connection with any and all lawsuits, claims, investigations, or similar proceedings that have been or could be asserted at any time arising out of or related in any way to Executive's employment or activities on behalf of CMS Energy Corporation and its Affiliates.

               (e) NONDISPARAGEMENT. At all times, the Executive agrees not to disparage CMS Energy Corporation or its Affiliates or otherwise make comments harmful to their reputations. While receiving any payments pursuant to this Agreement, Executive further agrees not to testify or act in any capacity as a paid or unpaid expert witness, advisor or consultant on behalf of any person, individual, partnership, firm, corporation or any other person or entity that has or may have any claim, demand, action, suit, cause of action, or judgment against CMS Energy Corporation or its Affiliates, or from agreeing to do so after the payments under this Agreement have ceased. Further, CMS Energy Corporation and its Affiliates agree not to disparage Executive or otherwise make comments harmful to Executive's reputation. Notwithstanding the foregoing, nothing in this Section prohibits Executive or representatives of CMS Energy Corporation or its Affiliates from testifying truthfully under oath in any judicial, administrative or legislative proceedings or in any arbitration, mediation or other similar proceedings.


ARTICLE 6.        EXCISE TAX EQUALIZATION PAYMENT

      6.1 EXCISE TAX EQUALIZATION PAYMENT. In the event that the Executive becomes entitled to Severance Benefits or any other payment or benefit under this Agreement, or under any other agreement, plan or arrangement for which Executive is eligible with (1) the Employer, (2) any Person whose actions result in a Change in Control, or (3) CMS Energy Corporation or any of its Affiliates (all of such payments and benefits collectively referred to as the "Total Payments"), and if all or any part of the Total Payments will be subject to the tax (the "Excise Tax") imposed by Sections 280G and 4999 of the Code (or any similar tax that may hereafter be imposed), the Employer shall pay to the Executive in cash an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive after deduction of any Excise Tax upon the Total Payments and any federal, state, and local income tax, penalties, interest, and Excise Tax upon the Gross-Up Payment provided for by this Section 6.1 (including FICA and FUTA), shall be equal to the Total Payments. Such payment shall be made by the Employer to the Executive within forty-five (45) calendar days following the Effective Date of Termination.

               For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made, and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive's residence on the Effective Date of Termination, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

      6.2 SUBSEQUENT RECALCULATION. In the event the Internal Revenue Service adjusts the computation under Section 6.1 herein so that the Executive did not receive the greatest net benefit, the Employer shall reimburse the Executive for the full amount necessary to make the Executive whole, plus interest on the reimbursed amount at 120% of the rate provided in section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is finally determined to be less than the amount taken into account hereunder in calculating the Gross-Up Payment, the Executive shall repay the Employer within thirty (30) business days following the time that the amount of such reduction in the Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction (plus that portion of the Gross-Up Payment attributable to the Excise Tax and federal, state and local income and employment taxes imposed on the Gross-Up Payment being repaid by the Executive) to the extent that such repayment results in a reduction in the Excise Tax and a dollar-for-dollar reduction in the Executive's taxable income and wages for purposes of federal, state and local income and employment taxes, plus interest on the amount of such repayment at 120% of the rate provided in section 1274(b)(2)(B) of the Code.

ARTICLE 7.        DISPUTE RESOLUTION AND NOTICE

      7.1 DISPUTE RESOLUTION. Any dispute or controversy between the parties arising under or in connection with this Agreement shall be settled by final and binding arbitration after first being submitted in writing to the Committee for attempted resolution. If that does not result in mutually agreeable resolution, the arbitration proceeding shall be conducted before a single arbitrator selected by the parties to be conducted in Jackson, Michigan. The arbitration will be conducted in accordance with the rules of the American Arbitration Association then in effect and be finished within ninety (90) days after the selection of the arbitrator. The arbitrator shall not have authority to fashion a remedy that includes consequential, exemplary or punitive damages of any type whatsoever, and the arbitrator is hereby prohibited from awarding injunctive relief of any kind, whether mandatory or prohibitory. Judgment may be entered on the award of the arbitrators in any court having competent jurisdiction. The parties shall share equally the cost of the arbitrator and of conducting the arbitration proceeding, but each party shall bear the cost of its own legal counsel and experts and other out-of-pocket expenditures.

      7.2 NOTICE. Any notices, requests, demands, or other communications provided for by this Agreement shall be in writing and sent by registered or certified mail to the Executive at the last address he or she has filed in writing with the Employer or, in the case of the Employer, at One Energy Plaza, Jackson, Michigan 49201,
               Attention: Corporate Secretary. Notices, requests, demands or other communications may also be delivered by messenger, courier service or other electronic means and are sufficient if actually received by the party for whom it is intended.


ARTICLE 8.        SUCCESSORS AND ASSIGNMENT

      8.1 SUCCESSORS. Any successor (whether direct or indirect, by purchase, merger, reorganization, consolidation, acquisition of property or stock, liquidation, or otherwise) to the business of CMS Energy Corporation or purchaser of all or substantially all of the assets of CMS Energy Corporation shall be required to expressly assume and agree to perform under this Agreement in the same manner and to the same extent that the Employer would be required to perform if no such succession had taken place. Failure to obtain such assumption and agreement prior to the effectiveness of any such succession or asset sale shall entitle the Executive to the Change-in-Control Severance Benefits specified in Section 3.2 of this Agreement. The effective date of the succession or the sale shall be deemed the date of delivery to Executive of the Notice of Termination for purposes of administering Section 3.2. Regardless of whether such agreement is executed, this Agreement shall be binding upon any successor in accordance with the operation of law.

      8.2 ASSIGNMENT BY THE EXECUTIVE. This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees. If the Executive dies while any amount would still be payable to him or her hereunder had he or she continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's Beneficiary. If the Executive has not named a Beneficiary, then such amounts shall be paid to the Executive's devisee, legatee, or other designee, or if there is no such designee, to the Executive's estate.


ARTICLE 9.        MISCELLANEOUS

      9.1 EMPLOYMENT STATUS. The employment of the Executive by the Employer is "at will" and may be terminated by either the Executive or the Employer at any time, subject to applicable law. Further, Executive has no right to be an officer of CMS Energy Corporation or any of its Affiliates and serves as an officer entirely at the discretion of the Board.

      9.2 ENTIRE AGREEMENT. This Agreement supersedes any prior agreements or understandings, oral or written, between the parties hereto, with respect to the subject matter hereof, and constitutes the entire agreement of the parties with respect thereto. Without limiting the generality of the foregoing sentence, this Agreement completely supersedes, cancels, voids and renders of no further force and effect any and all employment agreements, change in control agreements, and other similar agreements, communications, representations, promises, covenants and arrangements, whether oral or written, between the Employer and Executive and between the Executive and CMS Energy Corporation or any of its Affiliates that may have taken place or been executed prior to the Effective Date of this Agreement and which may address the subject matters contained herein, including but not by way of limitation Employment Agreement between CMS Energy Corporation and Executive dated the 13th day of March, 2000.

      9.3 SEVERABILITY. In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect.

      9.4 TAX WITHHOLDING. The Employer may withhold from any benefits payable under this Agreement any authorized deductions and all federal, state, city, or other taxes as may be required pursuant to any law or governmental regulation or ruling.

      9.5 BENEFICIARIES. The Executive may designate one (1) or more persons or entities as the primary and/or contingent beneficiaries of any amounts to be received under this Agreement. Such designation must be in the form of a signed writing on a form provided by the Employer. The Executive may make or change such designation at any time.

      9.6 PAYMENT OBLIGATION ABSOLUTE. Except as provided in the last sentence of this paragraph, the Employer's and CMS Energy Corporation's obligations to make the payments and provide the benefits to Executive specified herein shall be absolute and unconditional, and shall not be affected by any circumstances, including, without limitation, any offset, counterclaim, recoupment, defense, or other right which the Employer, CMS Energy Corporation or any of its Affiliates may have against the Executive or anyone else. All amounts payable by the Employer hereunder shall be paid without notice or demand. Each and every payment made hereunder by the Employer shall be final, but subject to the provisions of the next sentence. If the Executive should seek to bypass arbitration and litigate about this Agreement or the subject matters addressed herein in a state or federal court, Executive agrees (i) at least 10 days prior to filing in court to tender back to the Employer all cash consideration paid to Executive under this Agreement prior thereto and (ii) any payments due Executive under this Agreement after said tender shall be suspended until said litigation is finally resolved.

               The Executive shall not be obligated to seek other employment in mitigation of the amounts payable or arrangements made under any provision of this Agreement, and the obtaining of any such other employment shall in no event effect any reduction of the Employer's obligations to make the payments and arrangements required to be made under this Agreement.

      9.7 CONTRACTUAL RIGHTS TO BENEFITS. Subject to approval and ratification by the Committee, this Agreement establishes and vests in the Executive a contractual right to the benefits to which he or she is entitled hereunder. However, nothing herein contained shall require or be deemed to require, or prohibit or be deemed to prohibit, the Employer to segregate, earmark, or otherwise set aside any funds or other assets, in trust or otherwise, to provide for any payments to be made or required hereunder.

      9.8 MODIFICATION. This Agreement shall not be varied, altered, modified, canceled, changed, or in any way amended except by mutual agreement of the parties in a written instrument executed by the parties hereto or their legal representatives.

      9.9 COUNTERPARTS. This Agreement may be executed in one (1) or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same Agreement. Signatures transmitted via facsimile shall be regarded by the parties as original signatures.

      9.10 APPLICABLE LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Michigan, without regard to its conflicts of laws principles.

               IN WITNESS WHEREOF, the parties have executed this Agreement as of this day of ________, 2004.



                                         EXECUTIVE:

By:________________________________      Signature: ____________________________

Its:  _____________________________      Printed Name: _________________________

                           OFFICER SEVERANCE AGREEMENT















                                                                         TIER II





CONTENTS

--------------------------------------------------------------------------
Article 1.        Establishment, Term, and Purpose                    1

Article 2.        Definitions                                         2

Article 3.        Severance Benefits                                  7

Article 4.        Other Terminations                                 13

Article 5.        Noncompetition and Confidentiality                 13

Article 6.        Excise Tax Equalization Payment                    15

Article 7.        Dispute Resolution and Notice                      16

Article 8.        Successors and Assignment                          17

Article 9.        Miscellaneous                                      18


                           OFFICER SEVERANCE AGREEMENT

      THIS OFFICER SEVERANCE AGREEMENT ("Agreement") is made, entered into, and is effective as of _____, 2004 (hereinafter referred to as the "Effective Date"), by and between ________________, a Michigan corporation, (hereinafter referred to as the "Employer") and ____________________________ (hereinafter referred to as the "Officer").

      WHEREAS, the Board of Directors of CMS Energy Corporation has approved entering into severance agreements with certain key officers as being necessary and advisable for the success of CMS Energy Corporation;

      WHEREAS, the Officer is currently employed at ____________________, by the Employer in a key management position as ___________________________;

      WHEREAS, the Board of Directors of CMS Energy Corporation wants to provide the Officer with a measure of financial security in the event of certain terminations of employment; and

      WHEREAS, both the Employer and the Officer are desirous that any proposal involving Change in Control as defined in this Agreement will be considered by the Officer objectively and with reference only to the business interests of CMS Energy Corporation and its shareholders.

      NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements of the parties set forth in this Agreement and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intended to be legally bound, agree as follows:


ARTICLE 1.        ESTABLISHMENT, TERM, AND PURPOSE

      This Agreement will commence on the Effective Date and shall continue in effect for two (2) full years through March ____, 2006. However, at the end of such two (2) year period and, if extended, at the end of each additional year thereafter, the term of this Agreement shall be extended automatically for one
(1) additional year, unless the Committee delivers written notice six (6) months prior to the end of such term, or extended term, to the Officer, stating that the Agreement will not be extended. In such case, the Agreement will terminate at the end of the term, or extended term, then in progress. However, in the event of a Change in Control (as defined in Section 2.7 herein) of CMS Energy Corporation, the term of this Agreement shall automatically be extended for two
(2) years from the date of the Change in Control if the current term of the Agreement has less than two (2) full years remaining until its expiration. If the term of this agreement is not extended, the Employer is not obligated to pay any severance benefits under Section 3.2 for a Change in Control that happens after the expiration of the term and is not obligated to pay any severance benefits under Section 3.3 with respect to any other termination that happens after the expiration of the term.

ARTICLE 2.        DEFINITIONS

      Whenever used in this Agreement, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized.

      2.1 "AFFILIATE" shall have the meaning set forth in Rule 12B-2 promulgated under Section 12 of the Exchange Act.

      2.2 "BASE SALARY" means the greater of the Officer's full annual rate of salary, whether or not any portion thereof is paid on a deferred basis, at: (i) the Effective Date of Termination, or (ii) at the date of the Change in Control. It does not include any incentive compensation in any form, bonuses of any type or any other form of monetary or nonmonetary compensation other than salary.

      2.3 "BENEFICIAL OWNER" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

      2.4 "BENEFICIARY" means the persons or entities designated or deemed designated by the Officer pursuant to Section 9.5 herein.

      2.5     "BOARD" means the Board of Directors of CMS Energy Corporation.

      2.6 "CAUSE" shall be determined solely by the Committee in the exercise of good faith and reasonable judgment, and shall mean the occurrence of any one or more of the following:

              (a) The willful and continued failure by the Officer to substantially perform his or her duties of employment (other than any such failure resulting from the Officer's Disability), after a written demand for substantial performance is delivered to the Officer that specifically identifies the manner in which the Committee believes that the Officer has not substantially performed his or her duties, and the Officer has failed to remedy the situation within a reasonable period of time specified by the Committee which shall not be less than 30 days; or

              (b) The Officer's arrest for committing an act of fraud, embezzlement, theft, or other act constituting a felony involving moral turpitude; or

              (e) The willful engaging by the Officer in misconduct materially and demonstrably injurious to CMS Energy Corporation or its Affiliates, monetarily or otherwise.

              However, for purposes of clauses (a) and (c), no act or failure to act on the Officer's part shall be considered "willful" unless done, or omitted to be done, by the Officer not in good faith and without reasonable belief that his or her action or omission was in the best interest of CMS Energy Corporation or its Affiliates.

      2.7 "CHANGE IN CONTROL" means a change in control of CMS Energy Corporation, and shall be deemed to have occurred upon the first to occur of any of the following events:

              (a) Any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of CMS Energy Corporation (not including in the securities beneficially owned by such Person any securities acquired directly from CMS Energy Corporation or its Affiliates) representing twenty-five percent (25%) or more of the combined voting power of CMS Energy Corporation's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (c) below; or

              (b) The following individuals cease for any reason to constitute a majority of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of CMS Energy Corporation) whose appointment or election by the Board or nomination for election by CMS Energy Corporation's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

              (c) The consummation of a merger or consolidation of CMS Energy Corporation or any direct or indirect subsidiary of CMS Energy Corporation with any other corporation or other entity, other than: (i) any such merger or consolidation which involves either CMS Energy Corporation or any such subsidiary and would result in the voting securities of CMS Energy Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of CMS Energy Corporation or its Affiliates, at least sixty percent (60%) of the combined voting power of the voting securities of CMS Energy Corporation or the surviving entity or any parent thereof outstanding immediately after such merger or consolidation and immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of CMS Energy Corporation, the entity surviving such merger or consolidation or, if CMS Energy Corporation or the entity surviving such merger is then a subsidiary, the ultimate parent thereof; or (ii) a merger or consolidation effected to implement a recapitalization of CMS Energy Corporation (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of CMS Energy Corporation (not including in the securities beneficially owned by such Person any securities acquired directly from CMS Energy Corporation or its Affiliates) representing twenty-five percent (25%) or more of the combined voting power of CMS Energy Corporation's then outstanding securities; or

              (d) Either (1) the stockholders of CMS Energy Corporation approve a plan of complete liquidation or dissolution of CMS Energy Corporation, or (2) there is consummated an agreement for the sale, transfer or disposition by CMS Energy Corporation of all or substantially all of CMS Energy Corporation's assets (or any transaction having a similar effect). For purposes of clause (d)(2), (i) the sale, transfer or disposition of a majority of the shares of common stock of Consumers Energy Company shall constitute a sale, transfer or disposition of substantially all of the assets of CMS Energy Corporation and (ii) the sale, transfer or disposition of subsidiaries or affiliates of CMS Energy Corporation, singly or in combinations, or their assets, only qualifies as a Change in Control if it satisfies the substantiality test contained in that clause and the Board of CMS Energy Corporation's determination in that regard is final. In addition, for purposes of clause (d)(2), the sale, transfer or disposition of assets has to be in a transaction or series of transactions closing within six months after the closing of the first transaction in the series, other than with an entity in which at least 60% of the combined voting power of the voting securities is owned by stockholders of CMS Energy Corporation in substantially the same proportions as their ownership of CMS Energy Corporation immediately prior to such transaction or transactions and immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold, transferred or disposed or, if such entity is a subsidiary, the ultimate parent thereof.

               Notwithstanding the foregoing clauses (a), (c) and (d), a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions closing within six months after the closing of the first transaction in the series immediately following which the record holders of the common stock of CMS Energy Corporation immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of CMS Energy Corporation immediately following such transaction or series of transactions.

        2.8 "CODE" means the United States Internal Revenue Code of 1986, as amended, and any successors thereto.

        2.9 "COMMITTEE" means the Organization and Compensation Committee of the Board of CMS Energy Corporation or any other committee appointed by the Board of CMS Energy Corporation to perform the functions of the Organization and Compensation Committee.

        2.10 "DISABILITY" means for all purposes of this Agreement, the incapacity of the Officer, due to injury, illness, disease, or bodily or mental infirmity, which causes the Officer not to engage in the performance of a substantial or material portion of the Officer's usual duties of employment associated with such Officer's position. Such Disability shall be determined based on competent medical advice.

        2.11 "EFFECTIVE DATE" means the date of this Agreement as specified in the opening sentence of this Agreement.

        2.12 "EFFECTIVE DATE OF TERMINATION" means the date on which a Qualifying Termination occurs, as provided under Section 2.17 hereunder, which triggers the payment of

               Severance Benefits hereunder.

        2.13 "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended.

        2.14 "GOOD REASON" exists only on the date of a Change in Control or during the twenty-four (24) months which follow a Change in Control and shall mean, without the Officer's express written consent, the occurrence of any one or more of the following:

               (a) The assignment to the Officer of duties materially inconsistent with the Officer's position (including status, offices, titles, and reporting requirements), authority, or responsibilities as in effect on the Effective, or any action by the Employer which results in a diminution of the Officer's position, authority, duties, or responsibilities as constituted as of the Effective Date (excluding an isolated, insubstantial, and inadvertent action which is remedied by the Employer promptly after receipt of notice thereof given by the Officer); or

               (b)   Reducing the Officer's Base Salary; or

               (c) Reducing the Officer's targeted annual incentive opportunity; or

               (d) Failing to maintain the Officer's participation in a long-term incentive plan in a manner that is consistent with the Officer's position, authority, or responsibilities; or

               (e) Failing to maintain the Officer's amount of benefits under or relative level of participation in employee benefit or retirement plans, policies, practices, or arrangements of a material nature available to employees of CMS Energy Corporation and its Affiliates and in which the Officer participates as of the Effective Date; or

               (f) A material breach of this Agreement by the Employer which is not remedied by the Employer within ten (10) business days of receipt of written notice of such breach delivered by the Officer to the Committee; or

               (g) Any successor company fails or refuses to assume the obligations owed to Officer under this Agreement in their entirety, as required by Section 8.1 hereunder; or

               (h) The Officer is required to be based at a location in excess of thirty-five (35) miles from the location of the Officer's principal job location or office immediately prior to a Change in Control except for required travel on the Employer's or CMS Energy Corporation's business to an extent substantially consistent with the Officer's prior business travel obligations; or

               (i) The Officer ceases being an officer of a company (other than by reason of death, Disability or Cause) whose common stock is publicly owned if immediately prior to the Change in Control the Officer was an officer of a company whose common stock was publicly owned.

               For purposes of applying clauses (a) through (i) of this Agreement, the Officer's Retirement shall not constitute a waiver of the Officer's rights with respect to any circumstance constituting Good Reason, and the Officer's continued employment shall not constitute a waiver of the Officer's rights with respect to any circumstance constituting Good Reason or constitute Officer's consent to the circumstances constituting Good Reason unless Officer has provided express written consent to the circumstance that would otherwise constitute Good Reason under this Agreement. Finally, for purposes of implementing this Agreement, any claim by Officer that Good Reason exists shall be presumed to be correct unless the Committee determines by clear and convincing evidence that Good Reason does not exist, which evidence shall be presented by the person disputing the claim that Good Reason exists.

       2.15 "NOTICE OF TERMINATION" shall be provided for a Qualifying Termination and shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Officer's employment under the provision so indicated. The notice shall provide a specific date on which a Qualifying Termination has occurred and is effective for purposes of this Agreement.

       2.16 "PERSON" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as provided in Section 13(d).

       2.17    "QUALIFYING TERMINATION" MEANS:

                (a) An involuntary termination of the Officer's employment by the Employer on the date of a Change in Control or during the twenty-four (24) months which follow a Change in Control for reasons other than death, Disability, Retirement, or Cause pursuant to a Notice of Termination delivered to the Officer by the Employer; or

                (b) A voluntary termination by the Officer for Good Reason on the date of a Change in Control or during the twenty-four
                      (24) months which follow a Change in Control pursuant to a Notice of Termination delivered to the Employer by the Officer.

                (c)   A termination (not involving death, Disability,
                      Retirement or Cause), which takes place before the date of a Change in Control or after the first twenty-four (24) months immediately following a Change in Control, pursuant to a Notice of Termination delivered to Officer or pursuant to a request that Officer submit a resignation as an officer. A termination for failure of the Officer to comply in material respects with CMS Energy's Code of Conduct and Statement of Ethics Handbook (June 2003 edition) or other corporate policies, as the handbook and those documents may be amended from time to time, does not satisfy the definition of a Qualifying Termination under this clause (c).

       2.18 "RELEASE DATE" occurs after the delivery of the Notice of Termination required by Section

               2.15 and means the date on which the release contained in Exhibit A to this Agreement is first provided to Officer for signature.

        2.19 "RETIREMENT" shall have the meanings ascribed under the terms of the pension plan applicable to Officer and entitled "Pension Plan for Employees of Consumers Energy Company," dated September 1, 2000, as amended, other than under Section 7 thereof, or under the successor or replacement of such pension plan if it is then no longer in effect.

        2.20 "SERP" shall mean the retirement plan applicable to Officer and entitled "Supplemental Executive Retirement Plan for Employees of CMS Energy/Consumers Energy Company," dated May 1, 1998, as amended, or under the successor or replacement of such retirement plan if it is then no longer in effect.

        2.21 "SEVERANCE BENEFITS" means the payment of Change-in-Control Severance Benefits or General Severance Benefits as provided in
               Article 3 herein.


ARTICLE 3.        SEVERANCE BENEFITS

      3.1   RIGHT TO SEVERANCE BENEFITS.

              (a) CHANGE-IN-CONTROL SEVERANCE BENEFITS. The Officer shall be entitled to receive from the Employer Change-in-Control Severance Benefits, as described in Section 3.2 herein, if a Qualifying Termination of the Officer's employment satisfying the definitions contained in Section 2.17(a) or
                      (b) has occurred on the date of a Change in Control of CMS Energy Corporation or within twenty-four (24) months immediately following a Change in Control of CMS Energy Corporation. Further, Officer's Retirement under the pension plan and SERP shall not constitute a waiver of the Officer's rights with respect to receipt of Change-in-Control Severance Benefits. Nor shall benefits received for Retirement under the pension plan and SERP (or any replacement or successor plans thereto) be used as an offset to the level of Change-in-Control Severance Benefits owed to Officer.

              (b) GENERAL SEVERANCE BENEFITS. The Officer shall be entitled to receive from the Employer General Severance Benefits, as described in Section 3.3 herein, if the Officer's employment is terminated for reasons satisfying the definition contained in Section 2.17(c) and such termination has occurred either before a Change of Control of CMS Energy Corporation or during the period that begins after the expiration of twenty-four (24) months immediately following a Change in Control of CMS Energy Corporation. Further, Officer's Retirement under the pension plan and SERP shall not constitute a waiver of the Officer's rights with respect to receipt of General Severance Benefits. Nor shall benefits received for Retirement under the pension plan and SERP (or any replacement or successor plans thereto) be used as an offset to the level of General Severance Benefits owed to Officer.

              (c) NO SEVERANCE BENEFITS. Other than in a situation involving a Retirement, the Officer shall not be entitled to receive Severance Benefits if the Officer's employment with the Employer ends for reasons other than a Qualifying Termination.

              (d) GENERAL RELEASE. As a condition precedent to receiving Severance Benefits under Section 3.3 herein, the Officer shall be obligated to execute and deliver to the Employer on a timely basis duplicate originals of a general release of claims in the form included as Exhibit A hereto.

              (e) WAIVER AND RELEASE. The Officer's act of accepting payment of Severance Benefits payable under Section 3.2 of this Agreement shall constitute and is deemed an express waiver, release and discharge by Officer of any and all claims for damages or other remedies, regardless of when they arose or when they are discovered, against CMS Energy Corporation and its Affiliates arising out of or in any way connected with Officer's employment relationship with them or the termination of such employment relationship except for claims and rights of Officer preserved under
                      Section 3.2 of this Agreement and applicable rights to indemnification.

              (f) NO DUPLICATION OF SEVERANCE BENEFITS. If the Officer becomes entitled to Change-in-Control Severance Benefits, the benefits provided for under Section 3.2 hereunder shall be in lieu of all other benefits provided to the Officer under the provisions of this Agreement including, but not limited to, the benefits under Section 3.3. Likewise, if the Officer becomes entitled to General Severance Benefits, the benefits provided under Section
                      3.3 hereunder shall be in lieu of all other benefits provided to the Officer under the provisions of this Agreement including, but not limited to, the benefits under Section 3.2. If the Officer receives either Change-in-Control Severance Benefits under Section 3.2 or General Severance Benefits under Section 3.3, any other severance benefits received by employees not covered by this Agreement to which the Officer is entitled will be subtracted from the Severance Benefits paid pursuant to this Agreement.

       3.2 DESCRIPTION OF CHANGE-IN-CONTROL SEVERANCE BENEFITS. In the event the Officer becomes entitled to receive Change-in-Control Severance Benefits, as provided in Section 3.1(a) herein, the Employer shall provide the Officer with the following:

              (a) A lump-sum amount paid within fifteen (15) calendar days following delivery to the Employer or delivery to the Officer, as applicable, of a Notice of Termination, equal to the sum of the Officer's unpaid Base Salary, accrued vacation pay, unreimbursed business expenses, and unreimbursed allowances owed to the Officer through and including the Effective Date of Termination.

              (b) A lump-sum amount, paid within fifteen (15) calendar days following delivery to the Employer or delivery to the Officer, as applicable, of a Notice of Termination, equal to one and one half (1.5) times the sum of the following:
                      (A) the Officer's Base Salary and (B) the greater of the
                      Officer's: (i) annual target bonus opportunity in the year in which the Qualifying Termination occurs or (ii) the actual annual bonus payment paid or due to be paid the Officer in respect of the year prior to the year in which the Qualifying Termination occurs.

              (c) A lump-sum amount, paid within fifteen (15) calendar days following delivery to the Employer or delivery to the Officer, as applicable, of a Notice of Termination, equal to the Officer's then current target bonus opportunity established under the bonus plan in which the Officer is then participating, for the plan year in which the Qualifying Termination occurs, adjusted on a pro rata basis for the number of days that have elapsed to the Effective Date of Termination during the bonus plan year in which the Qualifying Termination occurs.

              (d) A lump-sum amount, paid within fifteen (15) calendar days following delivery to the Employer or delivery to the Officer, as applicable, of a Notice of Termination, equal to one half (0.5) times the sum of the following: (A) the Officer's Base Salary and (B) the greater of the
                      Officer's: (i) annual target bonus opportunity in the year in which the Qualifying Termination occurs or (ii) the actual annual bonus payment paid or due to be paid the Officer in respect of the year prior to the year in which the Qualifying Termination occurs. Such amount shall be consideration for the Officer entering into the noncompete agreement as described in Section 5(a).

              (e) Equivalent payment to Officer in a lump sum amount within forty-five (45) calendar days following delivery of the Notice of Termination for continued medical coverage for a period of twenty four (24) months. Such equivalent payment shall be computed based on the same coverage level as in effect for Officer under the general health care plan available to all employees on the Effective Date of Termination by providing a lump sum payment of the Employer's portion of the monthly COBRA premium in effect on the Effective Date of Termination times twenty-four
                      (24). Nothing herein amends or provides Officer any rights to health care coverage other than as provided in the applicable group health care plan. If the Officer has waived coverage under the applicable group health care plan, no equivalent payment shall be made under this Agreement.

              (f)     Immediate extension (as allowable by Section 6.10 of
                      Article VI of the plan entitled "CMS Energy Corporation Performance Incentive Stock Plan," dated December 3, 1999, as amended) by one year after the Effective Date of Termination of the period for Officer to exercise any outstanding stock options or stock appreciation rights granted by the Committee to Officer pursuant to said
                      Article VI. Otherwise, the terms of said plan shall govern and be applied.

              (g) Immediate vesting and distribution to Officer (as allowable by the second sentence of Section 7.2(h) of
                      Article VII of the plan entitled "CMS Energy Corporation Performance Incentive Stock Plan," dated December 3, 1999, as amended) within forty-five (45) days after delivery of the Notice of Termination of all outstanding shares of restricted stock previously awarded to Officer pursuant to said Article VII. For any award of restricted stock to which there are future performance goals attached, the number of shares distributed to Officer shall assume that the goals have been achieved in full and the award fully earned based on target performance without deductions or additions to the number of shares then held by Officer. For any award of restricted stock that is tenure based, the number of shares distributed to Officer shall assume that all requirements with respect to tenure are satisfied by Officer. Otherwise, the terms of said plan shall govern and be applied.

              (h) For an Officer included in SERP, the Officer's retirement benefits under the SERP will become fully vested as of the Effective Date of Termination and shall not be subject to further vesting requirements or to any forfeiture provisions. In addition, said Officer shall be provided the following: (i) an additional twenty-four (24) months of Preference Service (as defined in SERP) for purposes of the SERP in accordance with Section III (1) of SERP, subject, however, to the total of Preference Service plus Accredited Service being limited to a maximum of thirty-five (35) years under SERP; (ii) only the amounts paid to Officer pursuant to clauses (a), (b), (c) and (d) of this Section 3.2 shall be considered a "severance payment under an employment agreement" for purposes of computing Final Officer Pay under SERP; and (iii) for an Officer that receives Change-in-Control Severance Benefits under this Agreement within twenty four (24) months prior to attaining the age of 55, Officer shall receive 65% of Officer's Accrued Supplemental Officer Retirement Income under SERP if Officer elects to retire at age 55 notwithstanding the fact that the Effective Date of Termination for Officer pursuant to this Agreement is before he or she attains the age of 55. If it should occur that Officer retires under SERP after the age of 55, clause (iii) of the preceding sentence and the provisions of the last complete paragraph of Section V(3) of SERP shall not be operative. The enhanced SERP benefits under this Section 3.2(h) shall be in lieu of any Change-in-Control enhancements provided for in the SERP.

              (i) For purposes of (1) Retirement, (2) SERP and (3) benefits not expressly discussed in clauses (a) through (h) of this
                      Section 3.2, but which are available to the general employee population or available only to officers and implemented with contracts with third parties, the benefit plan descriptions covering all employees and the retirement plan and SERP plan descriptions and contracts with third parties covering officers in place at the time of the Effective Date of Termination control Officer's treatment under those plans and contracts. For any other benefits only available to officers, if those benefits are not expressly discussed in clauses (a) through (h) of this
                      Section 3.2, those benefits are terminated for Officer as of the Effective Date of Termination.

      3.3 DESCRIPTION OF GENERAL SEVERANCE BENEFITS. In the event the Officer becomes entitled to receive General Severance Benefits as provided in Section 3.1(b) herein, the Employer shall provide the Officer with the following:

              (a) A lump-sum amount paid within fifteen (15) calendar days following delivery to the Officer of a Notice of Termination with respect to a Qualifying Termination as described in Section 2.17 (c) of this Agreement, equal to the sum of the Officer's unpaid Base Salary, accrued vacation pay, unreimbursed business expenses, and unreimbursed allowances owed to the Officer through and including the Effective Date of Termination.

              (b) An amount, paid following the Release Date on an installment basis over a period of twelve (12) months on a twice a month schedule in accordance with the normal payroll procedures of the Employer, equal to one (1) times the sum of: (A) the Officer's Base Salary and (B) the greater of the Officer's: (i) annual target bonus opportunity in the year in which the Qualifying Termination occurs or (ii) the actual annual bonus payment paid or due to be paid the Officer in respect of the year prior to the year in which the Qualifying Termination occurs. The first of the twenty-four (24) installment payments called for by this section shall be made within forty-five (45) days following the Release Date.

              (c) A lump-sum amount, paid within forty-five (45) calendar days following the Release Date, equal to the Officer's then current target bonus opportunity established under the bonus plan in which the Officer is then participating, for the plan year in which the Qualifying Termination occurs, adjusted on a pro rata basis for the number of days that have elapsed to the Effective Date of Termination during the bonus plan year in which the Qualifying Termination occurs.

              (d) Equivalent payment to Officer in a lump-sum amount within forty-five (45) days following the Release Date for continued medical coverage for a period of twelve (12) months. Such equivalent payment shall be computed based on the same coverage level as in effect for Officer under the general health care plan available to all employees on the Effective Date of Termination by providing a lump-sum payment of the Employer's portion of the monthly COBRA premium in effect on the Effective Date of Termination times twelve (12). Nothing herein amends or provides Officer any rights to health care coverage other than as provided in the applicable group health care plan. If the Officer has waived coverage under the applicable group health care plan, no equivalent payment shall be made under this Agreement.

              (e) Outstanding stock options and stock appreciation rights previously granted by the Committee to Officer pursuant to Article VI of the plan entitled "CMS Energy Corporation Performance Incentive Stock Plan," dated December 3, 1999, as amended, shall be treated as a "termination of employment" in accordance with Section
                      6.10 of Article VI, provided however that Employee will not be eligible to seek or receive from the Committee any extensions of the period for their exercise. For outstanding shares of restricted stock held by Officer, they shall be forfeited to CMS Energy Corporation in accordance with the provisions of the first sentence of
                      Section 7.2(h) of Article VII of said plan.) For purposes of (1) Retirement, (2) SERP and (3) benefits not expressly discussed in clauses (a) through (d) of this Section 3.3, but which are available to the general employee population or available only to officers and implemented with contracts with third parties, the benefit plan descriptions covering all employees and the retirement plan and SERP plan descriptions and contracts with third parties covering officers in place at the time of the Effective Date of Termination control Officer's treatment under those plans and contracts. For any other benefits only available to officers, if those benefits are not expressly discussed in clauses (a) through (d) of this
                      Section 3.3, those benefits are terminated for Officer as of the Effective Date of Termination.


ARTICLE 4.        OTHER TERMINATIONS

      4.1 TERMINATION FOR DISABILITY. If the Officer's employment is terminated with the Employer due to Disability, the Officer's benefits shall be determined in accordance with the Employer's retirement, insurance, and other applicable plans and programs then in effect.

      4.2 TERMINATION FOR RETIREMENT OR DEATH. If the Officer's employment with the Employer is terminated by reason of his or her Retirement or death, the Officer's benefits shall be determined in accordance with the Employer's retirement and SERP plans, survivor's benefits, insurance, and other applicable programs then in effect.

      4.3 TERMINATION FOR CAUSE OR BY EMPLOYER OR THE OFFICER FOR OTHER THAN GOOD REASON. If the Officer's employment is terminated either: (a) by the Employer for Cause as defined in Section 2.6 of this Agreement; or (b) voluntarily by the Officer for reasons other than those specified in Section 2.14 herein, or (c) by the Employer for the reasons stated in the last sentence of Section 2.17(c) of this Agreement, the Employer shall pay the Officer the sum of any unpaid Base Salary, accrued vacation, unreimbursed business expenses and unreimbursed allowances owed to the Officer through the effective date of termination. The terms of the benefit plan descriptions, compensation plan descriptions and contracts with third parties covering officers shall control the disposition to Officer and timing of all other amounts to which the Officer may be entitled, and neither the Employer nor CMS Energy Corporation nor any of its Affiliates shall have any further obligations to the Officer thereunder as a result of the existence of this Agreement. No other severance benefits of any type shall be made available to Officer. Notwithstanding the above, if the Officer's employment terminates pursuant to this
               Section 4.3, the Officer shall be bound by the provisions contained in Article 5(a), 5(b), 5(c), 5(d), and 5(e) hereof.

      4.4 NOTICE OF TERMINATION. Any termination of the Officer's employment in accordance with Section 4.3 of this Agreement shall be communicated by Notice of Termination delivered to the other party, which shall include a specific date on which the termination has occurred and is effective.


ARTICLE 5.        NONCOMPETITION AND CONFIDENTIALITY

      In the event the Officer becomes entitled to receive Change-in-Control Severance Benefits as provided in Section 3.2 herein or General Severance Benefits as provided in Section 3.3 herein, the following shall apply:


              (a) NONCOMPETITION. During the term of employment and for a period of twelve (12) months after the Effective Date of Termination, the Officer shall not: (i) directly or indirectly act in concert or conspire with any person employed by CMS Energy Corporation or any of its Affiliates in order to engage in or prepare to engage in or to have a financial or other interest in any business which is a Direct Competitor (as defined below); or (ii) serve as an employee, agent, partner, shareholder, director or consultant for, or in any other capacity participate, engage, or have a financial or other interest in any business which is a Direct Competitor (provided, however, that notwithstanding anything to the contrary contained in this Agreement, the Officer may own up to two percent (2%) of the outstanding shares of the capital stock of a company whose securities are registered under Section 12 of the Exchange Act.

                      For purposes of this Agreement, the term "Direct Competitor" shall mean any person or entity engaged in the business of selling electric power or natural gas at retail within the State of Michigan.

                      The Committee also reserves the right to designate, prior to the termination date specified in a Notice of Termination, any Person that it believes, in good faith, is a significant competitive threat to CMS Energy Corporation or its Affiliates.

              (b) CONFIDENTIALITY. The Employer has advised the Officer and the Officer acknowledges that it is the policy of CMS Energy Corporation and its Affiliates to maintain as secret and confidential all Protected Information (as defined below), and that Protected Information has been and will be developed at substantial cost and effort to CMS Energy Corporation and its Affiliates. The Officer shall not at any time, directly or indirectly, divulge, furnish, or make accessible to any person, firm, corporation, association, or other entity (other than as may be required in the regular course of the Officer's employment), nor use in any manner, either during the term of employment or after termination, for any reason, any Protected Information, or cause any such information of CMS Energy Corporation and its Affiliates to enter the public domain.

                      For purposes of this Agreement, "Protected Information" means trade secrets, confidential and proprietary business information of CMS Energy Corporation and its Affiliates and any other information of CMS Energy Corporation and its Affiliates, including, but not limited to, customer lists (including potential customers), sources of supply, processes, plans, materials, pricing information, internal memoranda, marketing plans, internal policies, and products and services which may be developed from time to time by CMS Energy Corporation and its Affiliates and their agents or employees, including the Officer; provided, however, that information that is in the public domain (other than as a result of a breach of this Agreement), approved for release by CMS Energy Corporation or its Affiliates or lawfully obtained from third parties who are not bound by a confidentiality agreement with CMS Energy Corporation or its Affiliates, is not Protected Information. Notwithstanding the foregoing, nothing in this subsection is to be construed as prohibiting Officer from freely providing information to a state or federal agency, legislative body or one of its committees or a court with jurisdiction when Officer is requested or required to do so by such entity.

              (c) NONSOLICITATION. During the term of employment and for a period of twelve (12) months after the Effective Date of Termination, the Officer shall not: (i) employ or retain or solicit for employment or arrange to have any other person, firm, or other entity employ or retain or solicit for employment or otherwise participate in the employment or retention of any person who is an employee or consultant of CMS Energy Corporation or its Affiliates; or
                      (ii) solicit suppliers or customers of CMS Energy Corporation or its Affiliates or induce any such person to terminate their relationship with them.

              (d) COOPERATION. Officer agrees to fully and unconditionally cooperate with CMS Energy Corporation and its Affiliates and their attorneys in connection with any and all lawsuits, claims, investigations, or similar proceedings that have been or could be asserted at any time arising out of or related in any way to Officer's employment or activities on behalf of CMS Energy Corporation and its Affiliates.

              (e) NONDISPARAGEMENT. At all times, the Officer agrees not to disparage CMS Energy Corporation or its Affiliates or otherwise make comments harmful to their reputations. While receiving any payments pursuant to this Agreement, Officer further agrees not to testify or act in any capacity as a paid or unpaid expert witness, advisor or consultant on behalf of any person, individual, partnership, firm, corporation or any other person or entity that has or may have any claim, demand, action, suit, cause of action, or judgment against CMS Energy Corporation or its Affiliates, or from agreeing to do so after the payments under this Agreement have ceased. Further, CMS Energy Corporation and its Affiliates agree not to disparage Officer or otherwise make comments harmful to Officer's reputation. Notwithstanding the foregoing, nothing in this Section prohibits Officer or representatives of CMS Energy Corporation or its Affiliates from testifying truthfully under oath in any judicial, administrative or legislative proceedings or in any arbitration, mediation or other similar proceedings.


ARTICLE 6.        EXCISE TAX EQUALIZATION PAYMENT

      6.1 EXCISE TAX EQUALIZATION PAYMENT. In the event that the Officer becomes entitled to Severance Benefits or any other payment or benefit under this Agreement, or under any other agreement, plan or arrangement for which Officer is eligible with (1) the Employer, (2) any Person whose actions result in a Change in Control, or (3) CMS Energy Corporation or any of its Affiliates (all of such payments and benefits collectively referred to as the "Total Payments"), and if all or any part of the Total Payments will be subject to the tax (the "Excise Tax") imposed by Sections 280G and 4999 of the Code (or any similar tax that may hereafter be imposed), the Employer shall pay to the Officer in cash an additional amount (the "Gross-Up Payment") such that the net amount retained by the Officer after deduction of any Excise Tax upon the Total Payments and any federal, state, and local income tax, penalties, interest, and Excise Tax upon the Gross-Up Payment provided for by this Section

             6.1 (including FICA and FUTA), shall be equal to the Total Payments. Such payment shall be made by the Employer to the Officer within forty-five (45) calendar days following the Effective Date of Termination.

             For purposes of determining the amount of the Gross-Up Payment, the Officer shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made, and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Officer's residence on the Effective Date of Termination, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

      6.2 SUBSEQUENT RECALCULATION. In the event the Internal Revenue Service adjusts the computation under Section 6.1 herein so that the Officer did not receive the greatest net benefit, the Employer shall reimburse the Officer for the full amount necessary to make the Officer whole, plus interest on the reimbursed amount at 120% of the rate provided in section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is finally determined to be less than the amount taken into account hereunder in calculating the Gross-Up Payment, the Officer shall repay the Employer within thirty (30) business days following the time that the amount of such reduction in the Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction (plus that portion of the Gross-Up Payment attributable to the Excise Tax and federal, state and local income and employment taxes imposed on the Gross-Up Payment being repaid by the Officer) to the extent that such repayment results in a reduction in the Excise Tax and a dollar-for-dollar reduction in the Officer's taxable income and wages for purposes of federal, state and local income and employment taxes, plus interest on the amount of such repayment at 120% of the rate provided in section 1274(b)(2)(B) of the Code.


ARTICLE 7.        DISPUTE RESOLUTION AND NOTICE

     7.1 DISPUTE RESOLUTION. Any dispute or controversy between the parties arising under or in connection with this Agreement shall be settled by final and binding arbitration after first being submitted in writing to the Committee for attempted resolution. If that does not result in mutually agreeable resolution, the arbitration proceeding shall be conducted before a single arbitrator selected by the parties to be conducted in Jackson, Michigan. The arbitration will be conducted in accordance with the rules of the American Arbitration Association then in effect and be finished within ninety (90) days after the selection of the arbitrator. The arbitrator shall not have authority to fashion a remedy that includes consequential, exemplary or punitive damages of any type whatsoever, and the arbitrator is hereby prohibited from awarding injunctive relief of any kind, whether mandatory or prohibitory. Judgment may be entered on the award of the arbitrators in any court having competent jurisdiction. The parties shall share equally the cost of the arbitrator and of conducting the arbitration proceeding, but each party shall bear the cost of its own legal counsel and experts and other out-of-pocket expenditures.

      7.2 NOTICE. Any notices, requests, demands, or other communications provided for by this Agreement shall be in writing and sent by registered or certified mail to the Officer at the last address he or she has filed in writing with the Employer or, in the case of the Employer, at One Energy Plaza, Jackson, Michigan 49201,
             Attention: Corporate Secretary. Notices, requests, demands or other communications may also be delivered by messenger, courier service or other electronic means and are sufficient if actually received by the party for whom it is intended.


ARTICLE 8.        SUCCESSORS AND ASSIGNMENT

      8.1 SUCCESSORS. Any successor (whether direct or indirect, by purchase, merger, reorganization, consolidation, acquisition of property or stock, liquidation, or otherwise) to the business of CMS Energy Corporation or purchaser of all or substantially all of the assets of CMS Energy Corporation shall be required to expressly assume and agree to perform under this Agreement in the same manner and to the same extent that the Employer would be required to perform if no such succession had taken place. Failure to obtain such assumption and agreement prior to the effectiveness of any such succession or asset sale shall entitle the Officer to the Change-in-Control Severance Benefits specified in Section 3.2 of this Agreement. The effective date of the succession or the sale shall be deemed the date of delivery to Officer of the Notice of Termination for purposes of administering Section 3.2. Regardless of whether such agreement is executed, this Agreement shall be binding upon any successor in accordance with the operation of law.

      8.2 ASSIGNMENT BY THE OFFICER. This Agreement shall inure to the benefit of and be enforceable by the Officer's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees. If the Officer dies while any amount would still be payable to him or her hereunder had he or she continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Officer's Beneficiary. If the Officer has not named a Beneficiary, then such amounts shall be paid to the Officer's devisee, legatee, or other designee, or if there is no such designee, to the Officer's estate.


ARTICLE 9.        MISCELLANEOUS

      9.1 EMPLOYMENT STATUS. The employment of the Officer by the Employer is "at will" and may be terminated by either the Officer or the Employer at any time, subject to applicable law. Further, Officer has no right to be an officer of CMS Energy Corporation or any of its Affiliates and serves as an officer entirely at the discretion of the Board.

      9.2 ENTIRE AGREEMENT. This Agreement supersedes any prior agreements or understandings, oral or written, between the parties hereto, with respect to the subject matter hereof, and constitutes the entire agreement of the parties with respect thereto. Without limiting the generality of the foregoing sentence, this Agreement completely supersedes, cancels, voids and renders of no further force and effect any and all employment agreements, change in control agreements, and other similar agreements, communications, representations, promises, covenants and arrangements, whether oral or written, between the Employer and Officer and between the Officer and CMS Energy Corporation or any of its Affiliates that may have taken place or been executed prior to the Effective Date of this Agreement and which may address the subject matters contained herein.

      9.3 SEVERABILITY. In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect.

      9.4 TAX WITHHOLDING. The Employer may withhold from any benefits payable under this Agreement any authorized deductions and all federal, state, city, or other taxes as may be required pursuant to any law or governmental regulation or ruling.

      9.5 BENEFICIARIES. The Officer may designate one (1) or more persons or entities as the primary and/or contingent beneficiaries of any amounts to be received under this Agreement. Such designation must be in the form of a signed writing on a form provided by the Employer. The Officer may make or change such designation at any time.

      9.6 PAYMENT OBLIGATION ABSOLUTE. Except as provided in the last sentence of this paragraph, the Employer's and CMS Energy Corporation's obligations to make the payments and provide the benefits to Officer specified herein shall be absolute and unconditional, and shall not be affected by any circumstances, including, without limitation, any offset, counterclaim, recoupment, defense, or other right which the Employer, CMS Energy Corporation or any of its Affiliates may have against the Officer or anyone else. All amounts payable by the Employer hereunder shall be paid without notice or demand. Each and every payment made hereunder by the Employer shall be final, but subject to the provisions of the next sentence. If the Officer should seek to bypass arbitration and litigate about this Agreement or the subject matters addressed herein in a state or federal court, Officer agrees (i) at least 10 days prior to filing in court to tender back to the Employer all cash consideration paid to Officer under this Agreement prior thereto and (ii) any payments due Officer under this Agreement after said tender shall be suspended until said litigation is finally resolved.

             The Officer shall not be obligated to seek other employment in mitigation of the amounts payable or arrangements made under any provision of this Agreement, and the obtaining of any such other employment shall in no event effect any reduction of the Employer's obligations to make the payments and arrangements required to be made under this Agreement.

      9.7 CONTRACTUAL RIGHTS TO BENEFITS. Subject to approval and ratification by the Committee, this Agreement establishes and vests in the Officer a contractual right to the benefits to which he or she is entitled hereunder. However, nothing herein contained shall require or be deemed to require, or prohibit or be deemed to prohibit, the Employer to segregate, earmark, or otherwise set aside any funds or other assets, in trust or otherwise, to provide for any payments to be made or required hereunder.

      9.8 MODIFICATION. This Agreement shall not be varied, altered, modified, canceled, changed, or in any way amended except by mutual agreement of the parties in a written instrument executed by the parties hereto or their legal representatives.

      9.9 COUNTERPARTS. This Agreement may be executed in one (1) or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same Agreement. Signatures transmitted via facsimile shall be regarded by the parties as original signatures.

      9.10 APPLICABLE LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Michigan, without regard to its conflicts of laws principles.


      IN WITNESS WHEREOF, the parties have executed this Agreement as of this ____day of ___________, 2004.


                                     OFFICER:


By: ___________________________      Signature:     ____________________________

Its:  _________________________      Printed Name:  ____________________________

                           CHANGE-IN-CONTROL AGREEMENT















                                                                      TIER III



CONTENTS
-------------------------------------------------------------------------------

Article 1.        Establishment, Term, and Purpose                          1

Article 2.        Definitions                                               2

Article 3.        Severance Benefits                                        8

Article 4.        Other Terminations                                       11

Article 5.        Noncompetition and Confidentiality                       11

Article 6.        Excise Tax Equalization Payment                          13

Article 7.        Dispute Resolution and Notice                            14

Article 8.        Successors and Assignment                                14

Article 9.        Miscellaneous                                            15



                           CHANGE-IN-CONTROL AGREEMENT

      THIS CHANGE-IN-CONTROL AGREEMENT ("Agreement") is made, entered into, and is effective as of _______ , 2004 (hereinafter referred to as the "Effective Date"), by and between __________, a Michigan corporation, (hereinafter referred to as the "Employer") and _____________________ (hereinafter referred to as the "Executive").

      WHEREAS, the Board of Directors of CMS Energy Corporation has approved entering into change-in-control agreements with certain key executives as being necessary and advisable for the success of CMS Energy Corporation;

      WHEREAS, the Executive is currently employed at _________________, by the Employer in a key management position as Chairman of the Board and Chief Executive Officer;

      WHEREAS, the Board of Directors of CMS Energy Corporation wants to provide the Executive with a measure of financial security in the event of a change in control of CMS Energy Corporation; and

      WHEREAS, both the Employer and the Executive are desirous that any proposal involving Change in Control as defined in this Agreement will be considered by the Executive objectively and with reference only to the business interests of CMS Energy Corporation and its shareholders.

      NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements of the parties set forth in this Agreement and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intended to be legally bound, agree as follows:


ARTICLE 1.        ESTABLISHMENT, TERM, AND PURPOSE

      This Agreement will commence on the Effective Date and shall continue in effect for three (3) full years through March ____, 2007. However, at the end of such three (3) year period and, if extended, at the end of each additional year thereafter, the term of this Agreement shall be extended automatically for one
(1) additional year, unless the Committee delivers written notice six (6) months prior to the end of such term, or extended term, to the Executive, stating that the Agreement will not be extended. In such case, the Agreement will terminate at the end of the term, or extended term, then in progress. However, in the event of a Change in Control (as defined in Section 2.7 herein) of CMS Energy Corporation, the term of this Agreement shall automatically be extended for two
(2) years from the date of the Change in Control if the current term of the Agreement has less than two (2) full years remaining until its expiration. Notwithstanding the foregoing, this Agreement shall automatically terminate and thereafter be of no force and effect at the same time that the First Amended and Restated Employment Agreement, dated as of September 1, 2003, between Executive and CMS Energy Corporation ("Employment Agreement") is terminated pursuant to its Section 6. If the term of this Agreement is not extended or if the Agreement is terminated, the Employer is not obligated to pay any severance benefits under
Section 3.2 for a Change in Control that happens after the expiration of the term or after the termination of this Agreement.


ARTICLE 2.        DEFINITIONS

      Whenever used in this Agreement, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized.

      2.1 "AFFILIATE" shall have the meaning set forth in Rule 12B-2 promulgated under Section 12 of the Exchange Act.

      2.2 "BASE SALARY" means the greater of the Executive's full annual rate of salary, whether or not any portion thereof is paid on a deferred basis, at: (i) the Effective Date of Termination, or (ii) at the date of the Change in Control. It does not include any incentive compensation in any form, bonuses of any type or any other form of monetary or nonmonetary compensation other than salary.

      2.3 "BENEFICIAL OWNER" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

      2.4 "BENEFICIARY" means the persons or entities designated or deemed designated by the Executive pursuant to Section 9.5 herein.

      2.5     "BOARD" means the Board of Directors of CMS Energy Corporation.

      2.6 "CAUSE" shall be determined solely by the Committee in the exercise of good faith and reasonable judgment, and shall mean the occurrence of any one or more of the following:

              (a) The willful and continued failure by the Executive to substantially perform his or her duties of employment (other than any such failure resulting from the Executive's Disability), after a written demand for substantial performance is delivered to the Executive that specifically identifies the manner in which the Committee believes that the Executive has not substantially performed his or her duties, and the Executive has failed to remedy the situation within a reasonable period of time specified by the Committee which shall not be less than 30 days; or

              (b) The Executive's arrest for committing an act of fraud, embezzlement, theft, or other act constituting a felony involving moral turpitude; or

              (c) The willful engaging by the Executive in misconduct materially and demonstrably injurious to CMS Energy Corporation or its Affiliates, monetarily or otherwise.

              However, for purposes of clauses (a) and (c), no act or failure to act on the Executive's part shall be considered "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that his or her action or omission was in the best interest of CMS Energy Corporation or its Affiliates.

      2.7 "CHANGE IN CONTROL" means a change in control of CMS Energy Corporation, and shall be deemed to have occurred upon the first to occur of any of the following events:

              (a) Any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of CMS Energy Corporation (not including in the securities beneficially owned by such Person any securities acquired directly from CMS Energy Corporation or its Affiliates) representing twenty-five percent (25%) or more of the combined voting power of CMS Energy Corporation's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (c) below; or

              (b) The following individuals cease for any reason to constitute a majority of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of CMS Energy Corporation) whose appointment or election by the Board or nomination for election by CMS Energy Corporation's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

              (c) The consummation of a merger or consolidation of CMS Energy Corporation or any direct or indirect subsidiary of CMS Energy Corporation with any other corporation or other entity, other than: (i) any such merger or consolidation which involves either CMS Energy Corporation or any such subsidiary and would result in the voting securities of CMS Energy Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of CMS Energy Corporation or its Affiliates, at least sixty percent (60%) of the combined voting power of the voting securities of CMS Energy Corporation or the surviving entity or any parent thereof outstanding immediately after such merger or consolidation and immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of CMS Energy Corporation, the entity surviving such merger or consolidation or, if CMS Energy Corporation or the entity surviving such merger is then a subsidiary, the ultimate parent thereof; or (ii) a merger or consolidation effected to implement a recapitalization of CMS Energy Corporation (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of CMS Energy Corporation (not including in the securities beneficially owned by such Person any securities acquired directly from CMS

                      Energy Corporation or its Affiliates) representing twenty-five percent (25%) or more of the combined voting power of CMS Energy Corporation's then outstanding securities; or

              (d) Either (1) the stockholders of CMS Energy Corporation approve a plan of complete liquidation or dissolution of CMS Energy Corporation, or (2) there is consummated an agreement for the sale, transfer or disposition by CMS Energy Corporation of all or substantially all of CMS Energy Corporation's assets (or any transaction having a similar effect). For purposes of clause (d)(2), (i) the sale, transfer or disposition of a majority of the shares of common stock of Consumers Energy Company shall constitute a sale, transfer or disposition of substantially all of the assets of CMS Energy Corporation and (ii) the sale, transfer or disposition of subsidiaries or affiliates of CMS Energy Corporation, singly or in combinations, or their assets, only qualifies as a Change in Control if it satisfies the substantiality test contained in that clause and the Board of CMS Energy Corporation's determination in that regard is final. In addition, for purposes of clause (d)(2), the sale, transfer or disposition of assets has to be in a transaction or series of transactions closing within six months after the closing of the first transaction in the series, other than with an entity in which at least 60% of the combined voting power of the voting securities is owned by stockholders of CMS Energy Corporation in substantially the same proportions as their ownership of CMS Energy Corporation immediately prior to such transaction or transactions and immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold, transferred or disposed or, if such entity is a subsidiary, the ultimate parent thereof.

              Notwithstanding the foregoing clauses (a), (c) and (d), a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions closing within six months after the closing of the first transaction in the series immediately following which the record holders of the common stock of CMS Energy Corporation immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of CMS Energy Corporation immediately following such transaction or series of transactions.

        2.8 "CODE" means the United States Internal Revenue Code of 1986, as amended, and any successors thereto.

        2.9 "COMMITTEE" means the Organization and Compensation Committee of the Board of CMS Energy Corporation or any other committee appointed by the Board of CMS Energy Corporation to perform the functions of the Organization and Compensation Committee.

        2.10 "DISABILITY" means for all purposes of this Agreement, the incapacity of the Executive, due to injury, illness, disease, or bodily or mental infirmity, which causes the Executive not to engage in the performance of a substantial or material portion of the Executive's usual duties of employment associated with such Executive's position. Such Disability shall be determined based on competent medical advice.

        2.11 "EFFECTIVE DATE" means the date of this Agreement as specified in the opening sentence of this Agreement.

        2.12 "EFFECTIVE DATE OF TERMINATION" means the date on which a Qualifying Termination occurs, as provided under Section 2.17 hereunder, which triggers the payment of Severance Benefits hereunder.

        2.13 "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended.

        2.14 "GOOD REASON" exists only on the date of a Change in Control or during the twenty-four (24) months which follow a Change in Control and shall mean, without the Executive's express written consent, the occurrence of any one or more of the following:

              (a) The assignment to the Executive of duties materially inconsistent with the Executive's position (including status, offices, titles, and reporting requirements), authority, or responsibilities as in effect on the Effective Date, or any action by the Employer which results in a diminution of the Executive's position, authority, duties, or responsibilities as constituted as of the Effective Date (excluding an isolated, insubstantial, and inadvertent action which is remedied by the Employer promptly after receipt of notice thereof given by the Executive); or

              (b)    Reducing the Executive's Base Salary; or

              (c) Reducing the Executive's targeted annual incentive opportunity; or

              (d) Failing to maintain the Executive's participation in a long-term incentive plan in a manner that is consistent with the Executive's position, authority, or responsibilities; or

              (e) Failing to maintain the Executive's amount of benefits under or relative level of participation in employee benefit or retirement plans, policies, practices, or arrangements of a material nature available to employees of CMS Energy Corporation and its Affiliates and in which the Executive participates as of the Effective Date; or

              (f) A material breach of this Agreement by the Employer which is not remedied by the Employer within ten (10) business days of receipt of written notice of such breach delivered by the Executive to the Committee; or

              (g) Any successor company fails or refuses to assume the obligations owed to Executive under this Agreement in their entirety, as required by Section 8.1 hereunder; or

              (h) The Executive is required to be based at a location in excess of thirty-five (35) miles from the location of the Executive's principal job location or office immediately prior to a Change in Control except for required travel on the Employer's or CMS Energy Corporation's business to an extent substantially consistent with the Executive's prior business travel obligations; or

              (i) The Executive ceases being an executive officer of a company (other than by reason of death, Disability or Cause) whose common stock is publicly owned if immediately prior to the Change in Control the Executive was an executive officer of a company whose common stock was publicly owned.

               For purposes of applying clauses (a) through (i) of this Agreement, the Executive's Retirement shall not constitute a waiver of the Executive's rights with respect to any circumstance constituting Good Reason, and the Executive's continued employment shall not constitute a waiver of the Executive's rights with respect to any circumstance constituting Good Reason or constitute Executive's consent to the circumstances constituting Good Reason unless Executive has provided express written consent to the circumstance that would otherwise constitute Good Reason under this Agreement. Finally, for purposes of implementing this Agreement, any claim by Executive that Good Reason exists shall be presumed to be correct unless the Committee determines by clear and convincing evidence that Good Reason does not exist, which evidence shall be presented by the person disputing the claim that Good Reason exists.

       2.15 "NOTICE OF TERMINATION" shall be provided for a Qualifying Termination and shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon, and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. The notice shall provide a specific date on which a Qualifying Termination has occurred and is effective for purposes of this Agreement.

       2.16 "PERSON" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as provided in Section 13(d).

       2.17    "QUALIFYING TERMINATION" MEANS:

                (a) An involuntary termination of the Executive's employment by the Employer on the date of a Change in Control or during the twenty-four (24) months which follow a Change in Control for reasons other than death, Disability, Retirement, or Cause pursuant to a Notice of Termination delivered to the Executive by the Employer; or

                (b) A voluntary termination by the Executive for Good Reason on the date of a Change in Control or during the twenty-four (24) months which follow a Change in Control pursuant to a Notice of Termination delivered to the Employer by the Executive.

                (c) A termination for failure of the Executive to comply in material respects with CMS Energy's Code of Conduct and Statement of Ethics Handbook (June

                      2003 edition) or other corporate policies, as the handbook and those documents may be amended from time to time, does not satisfy the definition of a Qualifying Termination under clauses (a) and (b).

        2.18 "RETIREMENT" shall have the meanings ascribed under the terms of the pension plan applicable to Executive and entitled "Pension Plan for Employees of Consumers Energy Company," dated September 1, 2000, as amended, other than under Section 7 thereof, or under the successor or replacement of such pension plan if it is then no longer in effect.

        2.19 "SERP" shall mean the retirement plan applicable to Executive and entitled "Supplemental Executive Retirement Plan for Employees of CMS Energy/Consumers Energy Company," dated May 1, 1998, as amended, or under the successor or replacement of such retirement plan if it is then no longer in effect.

        2.20 "SEVERANCE BENEFITS" means the payment of Change-in-Control Severance Benefits as provided in Article 3 herein.


ARTICLE 3. SEVERANCE BENEFITS

      3.1   RIGHT TO CHANGE-IN-CONTROL SEVERANCE BENEFITS.

              (a) CHANGE-IN-CONTROL SEVERANCE BENEFITS. The Executive shall be entitled to receive from the Employer Change-in-Control Severance Benefits, as described in Section 3.2 herein, if a Qualifying Termination of the Executive's employment satisfying the definitions contained in Section 2.17(a) or
                      (b) has occurred on the date of a Change in Control of CMS Energy Corporation or within twenty-four (24) months immediately following a Change in Control of CMS Energy Corporation. Further, Executive's Retirement under the pension plan and SERP shall not constitute a waiver of the Executive's rights with respect to receipt of Change-in-Control Severance Benefits. Nor shall benefits received for Retirement under the pension plan and SERP (or any replacement or successor plans thereto) be used as an offset to the level of Change-in-Control Severance Benefits owed to Executive.

              (b) NO SEVERANCE BENEFITS. Other than in a situation involving a Retirement, the Executive shall not be entitled to receive Severance Benefits pursuant to this Agreement if the Executive's employment with the Employer ends for reasons other than a Qualifying Termination.

              (c) WAIVER AND RELEASE. The Executive's act of accepting payment of Severance Benefits payable under Section 3.2 of this Agreement shall constitute and is deemed an express waiver, release and discharge by Executive of any and all claims for damages or other remedies, regardless of when they arose or when they are discovered, against CMS Energy Corporation and its Affiliates arising out of or in any way connected with Executive's employment relationship with them or the termination of such employment relationship except for claims and rights of Executive preserved under Section 3.2 of this Agreement and applicable rights to indemnification.

              (d) NO DUPLICATION OF SEVERANCE BENEFITS. If the Executive receives Change-in-Control Severance Benefits under
                     Section 3.2, any other severance benefits received by employees not covered by this Agreement to which the Executive is entitled will be subtracted from the Severance Benefits paid pursuant to this Agreement.

       3.2 DESCRIPTION OF CHANGE-IN-CONTROL SEVERANCE BENEFITS. In the event the Executive becomes entitled to receive Change-in-Control Severance Benefits, as provided in Section 3.1(a) herein, the Employer shall provide the Executive with the following:

              (a) A lump-sum amount paid within fifteen (15) calendar days following delivery to the Employer or delivery to the Executive, as applicable, of a Notice of Termination, equal to the sum of the Executive's unpaid Base Salary, accrued vacation pay, unreimbursed business expenses, and unreimbursed allowances owed to the Executive through and including the Effective Date of Termination.

               (b) A lump-sum amount, paid within fifteen (15) calendar days following delivery to the Employer or delivery to the Executive, as applicable, of a Notice of Termination, equal to two (2) times the sum of the following: (A) the Executive's Base Salary and (B) the greater of the
                     Executive's: (i) annual target bonus opportunity in the year in which the Qualifying Termination occurs or (ii) the actual annual bonus payment paid or due to be paid the Executive in respect of the year prior to the year in which the Qualifying Termination occurs.

               (c) A lump-sum amount, paid within fifteen (15) calendar days following delivery to the Employer or delivery to the Executive, as applicable, of a Notice of Termination, equal to the Executive's then current target bonus opportunity established under the bonus plan in which the Executive is then participating, for the plan year in which the Qualifying Termination occurs, adjusted on a pro rata basis for the number of days that have elapsed to the Effective Date of Termination during the bonus plan year in which the Qualifying Termination occurs.

               (d) A lump-sum amount, paid within fifteen (15) calendar days following delivery to the Employer or delivery to the Executive, as applicable, of a Notice of Termination, equal to one (1) times the sum of the following: (A) the Executive's Base Salary and (B) the greater of the
                     Executive's: (i) annual target bonus opportunity in the year in which the Qualifying Termination occurs or (ii) the actual annual bonus payment paid or due to be paid the Executive in respect of the year prior to the year in which the Qualifying Termination occurs. Such amount shall be consideration for the Executive entering into the noncompete agreement as described in Section 5(a).

               (e) Equivalent payment to Executive in a lump sum amount within forty-five (45) calendar days following delivery of the Notice of Termination for continued medical coverage for a period of thirty-six (36) months. Such equivalent payment shall be computed based on the same coverage level as in effect for Executive under the general health care plan available to all employees on the Effective Date of Termination by providing a lump sum payment of the Employer's portion of the monthly COBRA premium in effect on the Effective Date of Termination times thirty-six (36). Nothing herein amends or provides Executive any rights to health care coverage other than as provided in the applicable group health care plan. If the Executive has waived coverage under the applicable group health care plan, no equivalent payment shall be made under this Agreement.

               (f)   Immediate extension (as allowable by Section 6.10 of
                     Article VI of the plan entitled "CMS Energy Corporation Performance Incentive Stock Plan," dated December 3, 1999, as amended) by one year after the Effective Date of Termination of the period for Executive to exercise any outstanding stock options or stock appreciation rights granted by the Committee to Executive pursuant to said
                     Article VI. Otherwise, the terms of said plan shall govern and be applied.

               (g) Immediate vesting and distribution to Executive (as allowable by the second sentence of Section 7.2(h) of
                     Article VII of the plan entitled "CMS Energy Corporation Performance Incentive Stock Plan," dated December 3, 1999, as amended) within forty-five (45) days after delivery of the Notice of Termination of all outstanding shares of restricted stock previously awarded to Executive pursuant to said Article VII. For any award of restricted stock to which there are future performance goals attached, the number of shares distributed to Executive shall assume that the goals have been achieved in full and the award fully earned based on target performance without deductions or additions to the number of shares then held by Executive. For any award of restricted stock that is tenure based, the number of shares distributed to Executive shall assume that all requirements with respect to tenure are satisfied by Executive. Otherwise, the terms of said plan shall govern and be applied.

               (h) For an Executive included in SERP, the Executive's retirement benefits under the SERP will become fully vested as of the Effective Date of Termination and shall not be subject to further vesting requirements or to any forfeiture provisions. In addition, said Executive shall be provided the following: (i) an additional thirty-six
                     (36) months of Preference Service (as defined in SERP) for purposes of the SERP in accordance with Section III(1) of SERP, subject, however, to the total of Preference Service plus Accredited Service being limited to a maximum of thirty-five (35) years under SERP, and (ii) only the amounts paid to Executive pursuant to clauses (a), (b),
                     (c) and (d) of this Section 3.2 shall be considered a "severance payment under an employment agreement" for purposes of computing Final Executive Pay under SERP. Since the Executive is over the age of 55, the provisions of the last complete paragraph of Section V(3) of SERP shall not be operative. The enhanced SERP benefits under this Section 3.2(h) shall be in lieu of any Change-in-Control enhancements provided for in the SERP.

               (i) For purposes of (1) Retirement, (2) SERP and (3) benefits not expressly discussed in clauses (a) through (h) of this
                     Section 3.2, but which are available to the general employee population or available only to officers and implemented with contracts with third parties, the benefit plan descriptions covering all employees and the retirement plan and SERP plan descriptions and contracts with third parties covering officers in place at the time of the Effective Date of Termination control Executive's treatment under those plans and contracts. For any other benefits only available to officers, if those benefits are not expressly discussed in clauses (a) through (h) of this
                     Section 3.2, those benefits are terminated for Executive as of the Effective Date of Termination.


ARTICLE 4.        OTHER TERMINATIONS

      4.1 TERMINATION FOR RETIREMENT. If the Executive's employment with the Employer is terminated by reason of his Retirement, the Executive's benefits shall be determined in accordance with the Employer's retirement and SERP plans, survivor's benefits, insurance, and other applicable programs then in effect.

      4.2 TERMINATION FOR CAUSE UNDER THIS AGREEMENT OR PURSUANT TO SECTION 6 OF THE EMPLOYMENT AGREEMENT OR BY EMPLOYER OR THE EXECUTIVE FOR OTHER THAN GOOD REASON. If the Executive's employment is terminated either: (a) by the Employer for Cause as defined in
               Section 2.6 of this Agreement; or (b) under the circumstances specified in Section 6 of the Employment Agreement, the Employer shall pay the Executive the compensation provided in Section 7 of the Employment Agreement. The terms of the benefit plan descriptions, compensation plan descriptions and contracts with third parties covering officers shall control the disposition to Executive and timing of all other amounts to which the Executive may be entitled, and neither the Employer nor CMS Energy Corporation nor any of its Affiliates shall have any further obligations to the Executive thereunder as a result of the existence of this Agreement. No other severance benefits of any type shall be made available to Executive. Notwithstanding the above, if the Executive's employment terminates pursuant to this
               Section 4.2, the Executive shall be bound by the provisions contained in Article 5(a), 5(b), 5(c), 5(d), and 5(e) hereof.

      4.3 NOTICE OF TERMINATION. Any termination of the Executive's employment in accordance with Section 4.2 of this Agreement shall be communicated by Notice of Termination delivered to the other party, which shall include a specific date on which the termination has occurred and is effective.


ARTICLE 5.        NONCOMPETITION AND CONFIDENTIALITY

      During the term of this Agreement and also in the event the Executive becomes entitled to receive Change-in-Control Severance Benefits as provided in
Section 3.2 herein, the following shall apply:

              (a) SECTION 8 OF THE EMPLOYMENT AGREEMENT. All the provisions of Section 8 of the Employment Agreement shall apply.

              (b) CONFIDENTIALITY. In addition to the confidentiality provisions contained in Section 8(c) of the Employment Agreement, the Employer has advised the Executive and the Executive acknowledges that it is the policy of CMS Energy Corporation and its Affiliates to maintain as secret and confidential all Protected Information (as defined below), and that Protected Information has been and will be developed at substantial cost and effort to CMS Energy Corporation and its Affiliates. The Executive shall not at any time, directly or indirectly, divulge, furnish, or make accessible to any person, firm, corporation, association, or other entity (other than as may be required in the regular course of the Executive's employment), nor use in any manner, either during the term of employment or after termination, for any reason, any Protected Information, or cause any such information of CMS Energy Corporation and its Affiliates to enter the public domain.

                     For purposes of this Agreement, "Protected Information" means trade secrets, confidential and proprietary business information of CMS Energy Corporation and its Affiliates and any other information of CMS Energy Corporation and its Affiliates, including, but not limited to, customer lists (including potential customers), sources of supply, processes, plans, materials, pricing information, internal memoranda, marketing plans, internal policies, and products and services which may be developed from time to time by CMS Energy Corporation and its Affiliates and their agents or employees, including the Executive; provided, however, that information that is in the public domain (other than as a result of a breach of this Agreement), approved for release by CMS Energy Corporation or its Affiliates or lawfully obtained from third parties who are not bound by a confidentiality agreement with CMS Energy Corporation or its Affiliates, is not Protected Information. Notwithstanding the foregoing, nothing in this subsection is to be construed as prohibiting Executive from freely providing information to a state or federal agency, legislative body or one of its committees or a court with jurisdiction when Executive is requested or required to do so by such entity.

              (c) COOPERATION. Executive agrees to fully and unconditionally cooperate with CMS Energy Corporation and its Affiliates and their attorneys in connection with any and all lawsuits, claims, investigations, or similar proceedings that have been or could be asserted at any time arising out of or related in any way to Executive's employment or activities on behalf of CMS Energy Corporation and its Affiliates.

              (d) NONDISPARAGEMENT. At all times, the Executive agrees not to disparage CMS Energy Corporation or its Affiliates or otherwise make comments harmful to their reputations. While receiving any payments pursuant to this Agreement or the Employment Agreement, Executive further agrees not to testify or act in any capacity as a paid or unpaid expert witness, advisor or consultant on behalf of any person, individual, partnership, firm, corporation or any other person or entity that has or may have any claim, demand, action, suit, cause of action, or judgment against CMS Energy Corporation or its Affiliates, or from agreeing to do so after the payments under this Agreement have ceased. Further, CMS Energy Corporation and its Affiliates agree not to disparage Executive or otherwise make comments harmful to Executive's reputation. Notwithstanding the foregoing, nothing in this Section prohibits Executive or representatives of CMS Energy Corporation or its Affiliates from testifying truthfully under oath in any judicial, administrative or legislative proceedings or in any arbitration, mediation or other similar proceedings.


ARTICLE 6. EXCISE TAX EQUALIZATION PAYMENT

      6.1 EXCISE TAX EQUALIZATION PAYMENT. In the event that the Executive becomes entitled to Severance Benefits or any other payment or benefit under this Agreement, or under the Employment Agreement, or under any other agreement, plan or arrangement for which Executive is eligible with (1) the Employer, (2) any Person whose actions result in a Change in Control, or (3) CMS Energy Corporation or any of its Affiliates (all of such payments and benefits collectively referred to as the "Total Payments"), and if all or any part of the Total Payments will be subject to the tax (the "Excise Tax") imposed by Sections 280G and 4999 of the Code (or any similar tax that may hereafter be imposed), the Employer shall pay to the Executive in cash an additional amount (the "Gross-Up Payment") such that the net amount retained by the Executive after deduction of any Excise Tax upon the Total Payments and any federal, state, and local income tax, penalties, interest, and Excise Tax upon the Gross-Up Payment provided for by this Section 6.1 (including FICA and FUTA), shall be equal to the Total Payments. Such payment shall be made by the Employer to the Executive within forty-five (45) calendar days following the Effective Date of Termination.

             For purposes of determining the amount of the Gross-Up Payment, the Executive shall be deemed to pay federal income taxes at the highest marginal rate of federal income taxation in the calendar year in which the Gross-Up Payment is to be made, and state and local income taxes at the highest marginal rate of taxation in the state and locality of the Executive's residence on the Effective Date of Termination, net of the maximum reduction in federal income taxes which could be obtained from deduction of such state and local taxes.

       6.2   SUBSEQUENT RECALCULATION. In the event the Internal Revenue
             Service adjusts the computation under Section 6.1 herein so that the Executive did not receive the greatest net benefit, the Employer shall reimburse the Executive for the full amount necessary to make the Executive whole, plus interest on the reimbursed amount at 120% of the rate provided in section 1274(b)(2)(B) of the Code. In the event that the Excise Tax is finally determined to be less than the amount taken into account hereunder in calculating the Gross-Up Payment, the Executive shall repay the Employer within thirty (30) business days following the time that the amount of such reduction in the Excise Tax is finally determined, the portion of the Gross-Up Payment attributable to such reduction (plus that portion of the Gross-Up Payment attributable to the Excise Tax and federal, state and local income and employment taxes imposed on the Gross-Up Payment being repaid by the Executive) to the extent that such repayment results in a reduction in the Excise Tax and a dollar-for-dollar reduction in the Executive's taxable income and wages for purposes of federal, state and local income and employment taxes, plus interest on the amount of such repayment at 120% of the rate provided in section 1274(b)(2)(B) of the Code.


ARTICLE 7. DISPUTE RESOLUTION AND NOTICE

     7.1 DISPUTE RESOLUTION. Any dispute or controversy between the parties arising under or in connection with this Agreement shall be settled by final and binding arbitration after first being submitted in writing to the Committee for attempted resolution. If that does not result in mutually agreeable resolution, the arbitration proceeding shall be conducted before a single arbitrator selected by the parties to be conducted in Jackson, Michigan. The arbitration will be conducted in accordance with the rules of the American Arbitration Association then in effect and be finished within ninety (90) days after the selection of the arbitrator. The arbitrator shall not have authority to fashion a remedy that includes consequential, exemplary or punitive damages of any type whatsoever, and the arbitrator is hereby prohibited from awarding injunctive relief of any kind, whether mandatory or prohibitory. Judgment may be entered on the award of the arbitrators in any court having competent jurisdiction. The parties shall share equally the cost of the arbitrator and of conducting the arbitration proceeding, but each party shall bear the cost of its own legal counsel and experts and other out-of-pocket expenditures.

      7.2 NOTICE. Any notices, requests, demands, or other communications provided for by this Agreement shall be in writing and sent by registered or certified mail to the Executive at the last address he or she has filed in writing with the Employer or, in the case of the Employer, at One Energy Plaza, Jackson, Michigan 49201,
             Attention: Corporate Secretary. Notices, requests, demands or other communications may also be delivered by messenger, courier service or other electronic means and are sufficient if actually received by the party for whom it is intended.


ARTICLE 8. SUCCESSORS AND ASSIGNMENT

       8.1 SUCCESSORS. Any successor (whether direct or indirect, by purchase, merger, reorganization, consolidation, acquisition of property or stock, liquidation, or otherwise) to the business of CMS Energy Corporation or purchaser of all or substantially all of the assets of CMS Energy Corporation shall be required to expressly assume and agree to perform under this Agreement in the same manner and to the same extent that the Employer would be required to perform if no such succession had taken place. Failure to obtain such assumption and agreement prior to the effectiveness of any such succession or asset sale shall entitle the Executive to the Change-in-Control Severance Benefits specified in Section 3.2 of this Agreement. The effective date of the succession or the sale shall be deemed the date of delivery to Executive of the Notice of Termination for purposes of administering Section 3.2. Regardless of whether such agreement is executed, this Agreement shall be binding upon any successor in accordance with the operation of law.

      8.2 ASSIGNMENT BY THE EXECUTIVE. This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees. If the Executive dies while any amount would still be payable to him or her hereunder had he or she continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's Beneficiary. If the Executive has not named a Beneficiary, then such amounts shall be paid to the Executive's devisee, legatee, or other designee, or if there is no such designee, to the Executive's estate.


ARTICLE 9. MISCELLANEOUS

      9.1 EMPLOYMENT STATUS. The employment of the Executive by the Employer is "at will" and may be terminated by either the Executive or the Employer at any time, subject to applicable law. Further, Executive has no right to be an officer of CMS Energy Corporation or any of its Affiliates and serves as an officer entirely at the discretion of the Board.

      9.2 ENTIRE AGREEMENT. This Agreement supersedes any prior agreements or understandings, oral or written, between the parties hereto, with respect to the subject matter hereof, and constitutes the entire agreement of the parties with respect thereto. Without limiting the generality of the foregoing sentence, and except for the Employment Agreement which remains in full force and effect unless expressly modified or amended herein, this Agreement completely supersedes, cancels, voids and renders of no further force and effect any and all other employment agreements, change in control agreements, and other similar agreements, communications, representations, promises, covenants and arrangements, whether oral or written, between the Employer and Executive and between the Executive and CMS Energy Corporation or any of its Affiliates that may have taken place or been executed prior to the Effective Date of this Agreement and which may address the subject matters contained herein. Executive expressly agrees that only the first two sentences of Section 9 of the Employment Agreement shall survive the execution of this Agreement and the balance of Section 9 after those first two sentences is superseded in its entirety by this Agreement and no longer has any legal force and effect whatsoever. Executive forever releases the Employer, CMS Energy Corporation, and its affiliates from the duty to comply with the superseded provisions of Section 9.

      9.3 SEVERABILITY. In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect.

      9.4 TAX WITHHOLDING. The Employer may withhold from any benefits payable under this Agreement any authorized deductions and all federal, state, city, or other taxes as may be required pursuant to any law or governmental regulation or ruling.



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      9.5    BENEFICIARIES. The Executive may designate one (1) or more persons or entities as the primary and/or contingent beneficiaries of any amounts to be received under this Agreement. Such designation must be in the form of a signed writing on a form provided by the Employer. The Executive may make or change such designation at any time.

      9.6 PAYMENT OBLIGATION ABSOLUTE. Except as provided in the last sentence of this paragraph, the Employer's and CMS Energy Corporation's obligations to make the payments and provide the benefits to Executive specified herein shall be absolute and unconditional, and shall not be affected by any circumstances, including, without limitation, any offset, counterclaim, recoupment, defense, or other right which the Employer, CMS Energy Corporation or any of its Affiliates may have against the Executive or anyone else. All amounts payable by the Employer hereunder shall be paid without notice or demand. Each and every payment made hereunder by the Employer shall be final, but subject to the provisions of the next sentence. If the Executive should seek to bypass arbitration and litigate about this Agreement or the subject matters addressed herein in a state or federal court, Executive agrees (i) at least 10 days prior to filing in court to tender back to the Employer all cash consideration paid to Executive under this Agreement and the Employment Agreement prior thereto and (ii) any payments due Executive under this Agreement and the Employment Agreement after said tender shall be suspended until said litigation is finally resolved.

             The Executive shall not be obligated to seek other employment in mitigation of the amounts payable or arrangements made under any provision of this Agreement, and the obtaining of any such other employment shall in no event effect any reduction of the Employer's obligations to make the payments and arrangements required to be made under this Agreement and the Employment Agreement.

      9.7 CONTRACTUAL RIGHTS TO BENEFITS. Subject to approval and ratification by the Committee, this Agreement establishes and vests in the Executive a contractual right to the benefits to which he or she is entitled hereunder. However, nothing herein contained shall require or be deemed to require, or prohibit or be deemed to prohibit, the Employer to segregate, earmark, or otherwise set aside any funds or other assets, in trust or otherwise, to provide for any payments to be made or required hereunder.

      9.8 MODIFICATION. This Agreement shall not be varied, altered, modified, canceled, changed, or in any way amended except by mutual agreement of the parties in a written instrument executed by the parties hereto or their legal representatives.

      9.9 COUNTERPARTS. This Agreement may be executed in one (1) or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same Agreement. Signatures transmitted via facsimile shall be regarded by the parties as original signatures.

      9.10 APPLICABLE LAW. This Agreement shall be governed and construed in accordance with the laws of the State of Michigan, without regard to its conflicts of laws principles.






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      IN WITNESS WHEREOF, the parties have executed this Agreement as of this________ day of _________, 2004.



                                    EXECUTIVE:

By: ___________________________     Signature:     ____________________________

Its:  _________________________     Printed Name:  ____________________________